UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06135

Templeton Institutional Funds

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)  (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _12/31__

Date of reporting period:  06/30/14_

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INSTITUTIONAL

Semiannual Report
June 30, 2014

Templeton Institutional Funds

Contents

Semiannual Report
Economic and Market Overview	1
Emerging Markets Series	2
Foreign Equity Series	8
Foreign Smaller Companies Series	14
Global Equity Series	19
Financial Highlights and
Statements of Investments	25
Financial Statements	47
Notes to Financial Statements	53
Shareholder Information	63

Semiannual Report Economic and Market Overview

The global economy grew moderately during the six months under review as many developed markets continued to recover and many emerging markets recorded continued growth. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support ongoing recovery. Several emerging market central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

U.S. economic growth and employment trends were generally encouraging during the period, despite severe weather across many states that limited economic activity in the first quarter of 2014. The U.S. Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on largely positive economic and employment data. The Fed continued reducing asset purchases during the period.

Outside the U.S., the U.K. economy grew relatively well in the first half of 2014, supported by the services and manufacturing sectors. In the second quarter, a preliminary estimate registered expansion at precrisis levels. The Japanese economy grew strongly during the first quarter of 2014 as consumption rose ahead of a sales tax increase in April. The Bank of Japan kept its monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately, despite challenges resulting from the sales tax increase. Japan’s growth weakened, however, in the second quarter. The Japanese government proposed a reduction in corporate taxes as part of its economic reforms in an effort to avoid deflation and facilitate growth. Although out of recession, the eurozone experienced deflationary risks and weak employment trends. The region’s first-quarter economic growth was softer than what many observers had expected. In the second quarter, concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. Toward period-end, the European Central Bank reduced its main interest rate and, for the first time, set a negative deposit rate.

In several emerging markets, including China, growth remained solid though moderating, as domestic demand and exports were relatively soft. Emerging market equities generally rose for the six-month period, despite volatility resulting from concerns about moderating economic growth, rising geopolitical tensions in certain regions and the potential impact of the Fed’s tapering its asset purchases. Many emerging market currencies depreciated against the U.S. dollar, leading central banks in several countries, including Brazil, India, Turkey and South Africa, to raise interest rates in an effort to curb inflation and support their currencies.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Global government and corporate bonds delivered solid performance as interest rates in many developed market countries remained low. Gold prices rose during the period and oil prices increased amid supply concerns related to the crises in Ukraine and Iraq. The U.S. dollar was relatively flat compared to most currencies.

The foregoing information reflects our analysis and opinions as of June 30, 2014. The information is not a complete analysis of every aspect of any market, country, industry or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

ftinstitutional.com Semiannual Report | 1

Emerging Markets Series

This semiannual report for Emerging Markets Series (Fund) covers the period ended June 30, 2014.

Your Fund’s Goal and Main Investments

Emerging Markets Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by “emerging market companies,” as defined in the Fund’s prospectus.

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Performance Overview

The Fund delivered a +0.96% cumulative total return for the six-month period under review. In comparison, the Standard & Poor’s®/International Finance Corporation Investable Composite Index generated a +6.32% total return,1, 2 and the MSCI Emerging Markets (EM) Index returned +6.82%1, 3 during the same period. The indexes track global emerging market stock performance. Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. The Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. In addition, an index is not subject to investment flows while the Fund is subject to purchases and redemptions that could impact performance. You can find the Fund’s long-term performance data in the Performance Summary on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ftinstitutional.com or call (800) 321-8563 for most recent month-end performance.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included Emaar Properties, a leading property developer and manager with operations throughout the Middle East, notably in Dubai, United Arab Emirates (UAE); Brilliance China Automotive Holdings, one of China’s major automobile manufacturers; and Tata Consultancy Services, one of India’s largest information technology (IT) consulting and services companies.

Emaar Properties’ first-quarter 2014 earnings benefited from strong growth in the company’s leasing and rental income.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Standard & Poor’s/International Finance Corporation Investable (S&P® IFCI) Composite Index: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved.
Reproduction of S&P IFCI index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY
OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P IFCI index data.
3.Source: MSCI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 26.

2 | Semiannual Report ftinstitutional.com

EMERGING MARKETS SERIES

Top 10 Countries
6/30/14
% of Total
Investments
China	14.0%
Brazil	12.7%
Thailand	9.4%
South Africa	8.7%
Russia	8.0%
India	6.4%
U.K.	4.5%
Switzerland	3.7%
Belgium	3.6%
South Korea	3.6%

Rising tourism in Dubai boosted Emaar’s hotel and retail operations, and, in our assessment, an ongoing property sector recovery could potentially support future earnings growth. Investor positioning prior to the UAE’s inclusion in the MSCI EM Index in June led to strong buying of Emaar’s shares, contributing to further price increases.

Brilliance China Automotive has a joint venture with BMW for the production and sale of BMW 3-series and 5-series sedans and X1 compact sport utility vehicles in China. The company appears to us to be well positioned to fulfill China’s expanding middle class’s fast-growing demand for affordable luxury vehicles. The resilient sales growth of luxury cars in China contributed to Brilliance’s strong first-quarter sales volume, with BMW cars taking an increasing market share. Continued positive car-sales data and news of an extension to 2028 of the joint venture agreement between Brilliance and BMW also boosted Brilliance’s share price.

Tata Consultancy Services, in our view, is a well-managed and attractively valued service provider in the growing IT outsourc-ing industry. In addition to benefiting from the Indian equity market’s strong performance, its shares were supported by the IT outsourcing industry’s growth during the period. We believe that India has a major competitive advantage in providing out-sourcing services because of the country’s available technological expertise and relatively low labor costs. Tata Consultancy’s shares made solid gains in June as the company reaffirmed its revenue and margin outlook and as earnings results from a U.S. peer suggested ongoing strength in key markets.

In contrast, key detractors from the Fund’s absolute performance included SJM Holdings, MGM China Holdings and Luk Fook Holdings (International). We closed the Fund’s positions in these companies as we sought to invest in companies we considered to be more attractively valued within our investment universe.

Many Hong Kong-listed, Macau-based casino and entertainment companies declined in value as uncertainty about the sustainability of their robust revenue growth rates led to lower revenue estimates. Furthermore, concerns about the long-term impact of rapidly increasing hotel and casino capacity on Macau’s Cotai Strip led many investors to lock in some profits. The Fund’s positions in SJM Holdings and MGM China Holdings were among those that lost ground after strong performances in the latter part of 2013.

Luk Fook Holdings is a Hong Kong-based jewelry retailer that we considered to be an attractive route to gain exposure to Chinese consumers’ rising discretionary spending. Pressuring Luk Fook’s share price were uncertainty about China’s jewelry sales trends and some unease that instances of Hong Kong residents’ hostility toward mainland tourists might discourage them from visiting.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2014, the U.S. dollar declined in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

In the past six months, our continued search for investments we considered to be attractively valued led us to increase the Fund’s holdings largely in Thailand, Russia, Turkey and China via China H and Red Chip shares.4 We initiated investments in several markets, including Indonesia, Greece and Peru and

4. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong Stock Exchange-listed companies substantially owned by Chinese mainland state entities, with significant exposure to China.

ftinstitutional.com

Semiannual Report | 3

EMERGING MARKETS SERIES

made some purchases in other emerging market countries, including South Africa and Taiwan. Additionally, we made some purchases in certain developed market countries, such as Austria and the U.S., where we identified companies that have significant emerging market operations, giving them the potential to benefit from emerging market countries’ stronger personal income and consumer demand growth. In sector terms, we increased investments largely in materials, energy, IT and financials.5 Key purchases included new positions in Brilliance China Automotive Holdings; Siam Commercial Bank, one of Thailand’s biggest banks; and Naspers, a South Africa-based multinational media group that engages in Internet, pay television and print media businesses.

Conversely, we reduced the Fund’s investments largely in Hong Kong, the UAE and Brazil as we focused on opportunities we considered to be more attractively valued within our investment universe. Additionally, we eliminated the Fund’s exposure to certain markets, including Macau and Singapore. In sector terms, some of the largest sales were in financials, consumer staples and consumer discretionary.6 Key sales included reductions of the Fund’s holdings in Emaar Properties and in Ambev, a Brazil-based company that is one of the world’s largest beer and soft drink producers. We closed the Fund’s position in British American Tobacco, a major global tobacco company. We also closed the Fund’s positions in Macau casino operators, namely the aforementioned SJM Holdings and MGM China Holdings, as well as Sands China and Melco Crown Entertainment.

Top 10 Equity Holdings
6/30/14
Company	% of Total
Sector/Industry, Country	Investments
Remgro Ltd.	4.9%
Diversified Financial Services, South Africa
Unilever PLC	4.5%
Food Products, U.K.
Brilliance China Automotive Holdings Ltd.	4.2%
Automobiles, China
Tata Consultancy Services Ltd.	3.9%
IT Services, India
Siam Commercial Bank PCL, fgn.	3.8%
Banks, Thailand
Compagnie Financiere Richemont SA	3.7%
Textiles, Apparel & Luxury Goods, Switzerland
Anheuser-Busch InBev NV	3.6%
Beverages, Belgium
Itau Unibanco Holding SA, ADR	3.4%
Banks, Brazil
TSMC (Taiwan Semiconductor Manufacturing Co. Ltd.)	3.2%
Semiconductors & Semiconductor Equipment, Taiwan
Industries Qatar QSC	3.2%
Industrial Conglomerates, Qatar

5. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI. The IT sector comprises Internet software and services, IT services, and semiconductors and semiconductor equipment in the SOI. The financials sector comprises banks, diversified financial services, and real estate management and development in the SOI.

6. The consumer staples sector comprises beverages, food products, food staples and retailing, personal products and tobacco in the SOI. The consumer discretionary sector comprises automobiles; media; hotels, restaurants and leisure; specialty retail; and textiles, apparel and luxury goods in the SOI.

4 | Semiannual Report

ftinstitutional.com

EMERGING MARKETS SERIES

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no represen-
tation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

ftinstitutional.com Semiannual Report | 5

EMERGING MARKETS SERIES

Performance Summary as of June 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Share Price
Symbol: TEEMX	6/30/14	12/31/13		Change
Net Asset Value	$7.38	$7.31	+$	0.07

Performance1

					Value of
		Cumulative		Average Annual	$1,000,000	Total Annual
		Total Return[2]		Total Return[3]	Investment[4]	Operating Expenses[5]
						1.33%
6-Month	+	0.96%	+	0.96%	$1,009,573
1-Year	+	9.29%	+	9.29%	$1,092,911
5-Year	+	64.34%	+	10.45%	$1,643,465
10-Year	+	161.73%	+	10.10%	$2,617,448

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at
(800) 321-8563.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same fac-
tors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier mar-
kets. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term.
The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6 | Semiannual Report ftinstitutional.com

EMERGING MARKETS SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 1/1/14	Value 6/30/14	Period* 1/1/14–6/30/14
Actual	$1,000	$1,009.60	$6.58
Hypothetical (5% return before expenses)	$1,000	$1,018.25	$6.61
*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 1.32%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

ftinstitutional.com

Semiannual Report | 7

Foreign Equity Series

This semiannual report for Foreign Equity Series (Fund) covers the period ended June 30, 2014.

Your Fund’s Goal and Main Investments

Foreign Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities.

Geographic Breakdown

Based on Total Net Assets as of 6/30/14

Performance Overview

For the six months under review, the Fund’s Primary shares delivered a +3.70% total return. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Index, which tracks stock market performance in global developed and emerging markets excluding the U.S, posted a +5.89% total return for the period under review.1, 2 The Fund’s other benchmark, the MSCI Europe, Australasia, Far East Index, which measures stock market performance in global developed markets excluding the U.S. and Canada, produced a +5.14% total return.1, 2 Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary on page 12.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ftinstitutional.com or call (800) 321-8563 for most recent month-end performance.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

International equities continued to advance during the first half of 2014 as investors weighed ongoing corporate strength and policy support against mixed economic data and escalating geopolitical crises. The period began amid a sell-off in momentum stocks that negatively impacted companies in the technology and biopharmaceuticals sectors as well as in emerging markets, though many of these stocks recovered losses as the period progressed. Ultimately, despite continued investor caution and uncertainty, nearly all major asset classes gained, with stocks rising, safe-haven government bonds hitting their highest levels in nearly a year and oil prices jumping to a three-year high. Economic growth in emerging markets moderated, while the recoveries in Europe and Japan progressed haltingly. The more advanced U.S. recovery faltered amid harsh winter weather, but growth, employment and leading indicators improved toward period-end. Policymakers generally remained supportive. The U.S. Federal Reserve Board scaled back bond purchases but kept monetary conditions extraordinarily loose, the European Central Bank (ECB) cut interest rates and raised the possibility of quantitative easing, the Bank of Japan pledged to maintain expansionary policy and the People’s Bank of China introduced targeted stimulatory measures to meet China’s gross domestic product growth targets. In this environment, defensive sectors such as health care and utilities and sectors benefiting from

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. 2. Source: MSCI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 32.

8 | Semiannual Report

ftinstitutional.com

FOREIGN EQUITY SERIES

Portfolio Breakdown
6/30/14
% of Total
Sector/Industry	Net Assets
Pharmaceuticals	12.2%
Banks	11.1%
Oil, Gas & Consumable Fuels	10.0%
Insurance	8.0%
Diversified Telecommunication Services	5.5%
Semiconductors & Semiconductor Equipment	4.1%
Automobiles	3.2%
Energy Equipment & Services	2.9%
Industrial Conglomerates	2.9%
Auto Components	2.4%
Diversified Financial Services	2.3%
Construction Materials	2.2%
Other	29.0%
Short-Term Investments & Other Net Assets	4.2%

rising oil prices such as energy led market returns, while more cyclical sectors such as financials and consumer discretionary lagged.

Among the Fund’s biggest detractors during the period were holdings in sectors and regions that had contributed most strongly to outperformance over recent years. Yet, for reasons we will discuss, we remained positive on these core holdings as the process of value recognition continued to unfold. More broadly, we saw considerable scope for further gains across our portfolios as the market seemed to continue to underappreciate the long-term earnings, asset growth and cash flow potential of our select holdings.

The Fund’s overweighted European holdings delivered absolute gains during the first half of 2014 but were primarily responsible for weakness relative to the MSCI ACWI ex USA Index. Still, significant value has been realized from the contrarian investments we made during the worst of Europe’s financial crisis. Since that time, notable progress has been made. Financial markets have stabilized, an early-stage economic recovery is under way, austerity is largely over, and, despite occasionally alarming headlines, political support for pro-European reform policies has endured. Contrary to consensus expectations, most major identifiable risks have receded, particularly in the periphery. In a development hardly conceivable two years ago, the governments of Spain and Ireland have been borrowing at a lower rate than that of the U.S. Loan growth remained anemic in this early recovery, but we were encouraged by the ECB’s recent efforts to cut interest rates and ease credit among small and medium enterprises and peripheral companies. Overall, corporate fundamentals have improved, but earnings and equity valuations have remained depressed. In fact, corporate free cash-flow yields in Europe have been higher than junk bond yields, a highly unusual occurrence. Deflationary pressures and geopolitical risks remained, but valuations as of period-end still failed to reflect what we deem the recovery potential of our diverse European holdings over the long term.

Among sectors, industrial stocks, which delivered some of the Fund’s best absolute and relative returns in calendar year 2013, were the biggest laggards thus far in 2014.3 European industrial firms Koninklijke Philips (lighting, Netherlands), Serco (services, U.K.) and Alstom (power equipment, France; sold by period-end) were among the Fund’s 10 biggest detractors. Of these, our sizable position in Philips was a major relative laggard; shares declined from multi-year highs reached in January due to a strengthening euro, which contributed to disappointing first-quarter earnings. Currency fluctuations aside, Philips’s restructuring efforts have improved fundamentals and profitability across core business lines, and shares have recovered considerably over the past two years from deeply depressed levels. At period-end, we continue to look for opportunities to reduce exposure to this long-term holding and expect an earnings recovery could provide us with a fair value to do so.

Health care is another sector that underperformed relative to the benchmark during the review period despite a track record of strong returns over the past several years.4 Shares of Swedish medical device manufacturer Getinge declined after the firm postponed its capital markets day, citing regulatory concerns that limited its ability to offer financial guidance. Although the market does not like uncertainty, the share price recently appeared to us to discount a worst-case scenario and underappreciate Getinge’s defensive revenue growth, leading market position and scope for cost cutting and margin expansion in the years ahead. As the company’s transient issues seemed near resolution, we expected investors to refocus on Getinge’s positive fundamentals.

Within the health care space more generally, we remained positive toward our select holdings. We built up our overweighted position at a time when a “perfect storm” of increasing regulation, declining research and development productivity, and

3. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, building products, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates, machinery, and trading companies and distributors in the SOI.

4. The health care sector comprises health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

ftinstitutional.com

Semiannual Report | 9

FOREIGN EQUITY SERIES

Top 10 Equity Holdings
6/30/14
Company	% of Total
Sector/Industry, Country	Net Assets
Roche Holding AG	2.3%
Pharmaceuticals, Switzerland
Samsung Electronics Co. Ltd.	2.3%
Semiconductors & Semiconductor Equipment, South Korea
Sanofi	2.0%
Pharmaceuticals, France
Bayer AG	1.9%
Pharmaceuticals, Germany
GlaxoSmithKline PLC	1.8%
Pharmaceuticals, U.K.
BNP Paribas SA	1.8%
Banks, France
ING Groep NV, ADR & IDR	1.7%
Diversified Financial Services, Netherlands
Royal Dutch Shell PLC, B, ADR	1.7%
Oil, Gas & Consumable Fuels, U.K.
Total SA, B	1.7%
Oil, Gas & Consumable Fuels, France
Telenor ASA	1.7%
Diversified Telecommunication Services, Norway

generic competition conspired to depress the shares of many major drug makers to bargain levels. We took a more constructive view and identified significant potential for cost cutting, restructuring and pipeline development at certain companies. Recently, the worst of the patent cliff seemed to be behind the industry and companies have effectively reduced costs and diversified revenue streams in ways that made them less susceptible to patent expirations. We have also found selective opportunities among an eclectic group of health care firms outside of the mainstream pharmaceuticals industry. Some specialty pharmaceutical developers, life sciences firms, drug distributors and medical device manufacturers offered what seemed to us undervalued (and often uncorrelated) growth opportunities for long-term investors. Such companies also represented attractive takeover prospects, in our view, for major pharmaceuticals and biotechnology firms seeking to diversify away from patent-dependent products. Indeed, 2014 has already been a record-breaking year for mergers and acquisitions in the pharmaceuticals industry.

An even-weighted position in information technology modestly detracted, despite posting solid absolute gains.5 An overweighted position in the out-of-favor telecommunication services sector also lagged, though we viewed our select sector holdings favorably as ongoing consolidation and regulatory advances seemed to have improved industry pricing and could potentially unlock value from an industry that has historically been both highly competitive and highly regulated.6

A slightly underweighted position in financials delivered absolute gains, but nominally trailed the MSCI ACWI ex USA Index.7 The sector, which constituted roughly one-quarter of Fund assets as of period-end, was responsible for some of the portfolio’s biggest contributors and detractors. Italian lenders UniCredit and Intesa Sanpaolo and U.K. insurer Aviva were among the major contributors, while French lender BNP Paribas stood out among detractors. Shares of BNP, France’s largest bank, declined after the U.S. Department of Justice levied an unexpectedly large fine on the firm for violating international sanctions. Prior to this setback, BNP appeared well on the path to normality with solid capital and liquidity and most operations performing solidly, if not spectacularly. A 9% return on tangible equity (excluding the first provision for U.S. fines) with cost cuts to come and some organic growth initiatives already in the cost base suggested to us that the stock should be trading at a premium to tangible book value. Yet, the firm maintained its dividend and recent legal troubles pushed valuations to a greater than 20% discount to tangible book value, levels that we considered attractive for patient value investors with a long-term horizon. More generally, we think rebuilt capital ratios and an improving economic outlook should allow European banks to lower loan-loss provisions, eventually boosting earnings and returns on tangible equity. Expectations have also risen for enhanced shareholder returns through buybacks and dividends, and our analysis suggested that investors have underestimated the total return potential of select European banks. Elsewhere, we added to our financials holdings in Asian and emerging markets as well as a diverse range of financials in the developed world.

Encouragingly, the Fund’s overweighted position in energy, where we found an abundance of new bargains, strongly contributed to relative and absolute outperformance during the

5. The information technology sector comprises communications equipment; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

6. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

7. The financials sector comprises banks, capital markets, diversified financial services, insurance, real estate management and development, and thrifts and mortgage finance in the SOI.

10 | Semiannual Report

ftinstitutional.com

FOREIGN EQUITY SERIES

review period.8 Three of the Fund’s top contributing holdings hailed from the energy sector; including Norway’s Statoil, France’s Total and the U.K.’s Royal Dutch Shell. At period-end, the sector shared some similarities with health care a decade ago. As with big pharmaceuticals, big oil’s track record of intensive capital expenditures (capex) to support modest production growth negatively impacted returns and valuations, allowing patient, long-term investors to find numerous bargains across regions. Recently, company managements began to scale back capital spending and refocus on shareholder returns. The aforementioned Total and Statoil exemplified this trend. Last September, Total signaled that capex had peaked, while this February Statoil announced an 8% cut in capex. Both stocks have materially outperformed the energy sector since these announcements. In general, we believe the combination of improving shareholder return prospects and potential productivity gains from legacy capex should help integrated oil stocks rise in value over our long-term investment horizon as sentiment continues to improve. We also found attractive opportunities in the oilfield services sector, where companies with the technology and expertise to extract hydrocarbons from increasingly challenging locations experienced high demand for their specialized services. Although opportunities were present in the sector around the world, we found a concentration of such bargains in Europe, where energy stocks traded at their lowest cyclically adjusted earnings multiples in 30 years.

Elsewhere, our stock picking in the underweighted consumer staples and consumer discretionary sectors aided relative performance.9

As we look back on the period in review, we note that investor sentiment was cautious, though markets continued to move higher. Were investors buying stocks from a position of healthy skepticism or dangerous complacency? From our perspective, current circumstances seem more consistent with caution and skepticism than the complacency or euphoria normally associated with bull markets. Equities at period-end were historically underowned, trend earnings multiples remained depressed and long-term equity returns were still below average, hardly circumstances that we would traditionally associate with market peaks. But, as the market cycle progresses, we believe investors will have to become increasingly selective in their stock picking. At Templeton, we feel our bottom-up approach and creative, forward-looking value process are well suited to such an environment. By looking ahead of the consensus and thinking about value differently than the crowd, we believe we have kept the Fund refreshed with compelling values and well positioned to potentially protect and grow client capital over time.

Thank you for your continued participation in Foreign Equity Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

8. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

9. The consumer staples sector comprises beverages, food and staples retailing, and food products in the SOI. The consumer discretionary sector comprises auto components, automobiles, household durables, multiline retail and specialty retail in the SOI.

ftinstitutional.com

Semiannual Report | 11

FOREIGN EQUITY SERIES

Performance Summary as of June 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)				6/30/14		12/31/13		Change
Primary (TFEQX)				$23.56		$22.72	+$	0.84
Service (TFESX)				$23.61		$22.79	+$	0.82

Performance[1]

						Value of
		Cumulative		Average Annual		$1,000,000		Total Annual
Share Class		Total Return[2]		Total Return[3]		Investment[4]		Operating Expenses[5]
Primary								0.79%
6-Month	+	3.70%	+	3.70%		$1,036,963
1-Year	+	22.30%	+	22.30%		$1,223,016
5-Year	+	71.80%	+	11.43%		$1,718,006
10-Year	+	119.73%	+	8.19%		$2,197,285

Service								0.94%
6-Month	+	3.60%	+	3.60%		$1,035,969
1-Year	+	22.11%	+	22.11%		$1,221,088
5-Year	+	70.60%	+	11.27%		$1,706,018
Since Inception (9/18/06)			+	43.32%	+	4.73%		$1,433,264

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at

(800) 321-8563.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

12 | Semiannual Report

ftinstitutional.com

FOREIGN EQUITY SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/14	Value 6/30/14	Period* 1/1/14–6/30/14
Primary
Actual	$1,000	$1,037.00	$3.94
Hypothetical (5% return before expenses)	$1,000	$1,020.93	$3.91
Service
Actual	$1,000	$1,036.00	$4.69
Hypothetical (5% return before expenses)	$1,000	$1,020.18	$4.66

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Primary: 0.78% and Service: 0.93%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

ftinstitutional.com

Semiannual Report | 13

Foreign Smaller Companies Series

This semiannual report for Foreign Smaller Companies Series (Fund) covers the period ended June 30, 2014. Effective at the market close on December 10, 2013, the Fund closed to new investors. Existing shareholders may add to their accounts. We believe this closure will help us manage the inflow of assets and allow us to effectively manage our current level of assets.

Your Fund’s Goal and Main Investments

Foreign Smaller Companies Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

Geographic Breakdown

Based on Total Net Assets as of 6/30/14

Performance Overview

The Fund delivered a +5.51% cumulative total return for the six-month period under review. In comparison, the MSCI All Country World Index ex USA Small Cap Index, which tracks global developed and emerging market small-cap equities, excluding the U.S., generated a +7.48% total return.1, 2 Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary on page 17.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ftinstitutional.com or call (800) 321-8563 for most recent month-end performance.

Investment Strategy

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, liquidation value and other factors.

Manager’s Discussion

Several holdings performed well and contributed to Fund performance during the six months under review. Asics, a Japanese manufacturer of sports apparel, shoes and equipment, rose amid strong financial results. Substantial growth in e-commerce sales, including direct online sales and sales via Amazon.com, Zappos.com and other websites, lifted Asics’s U.S. business, which was the greatest contributor to the company’s overall earnings for fiscal year 2013–2014. Even with this success, we saw further potential for Asics to expand its sales channels and take full advantage of its untapped brand value. The global popularity of fitness and running as well as a growing recognition of the high performance of Asics products should, in our view, remain a growth driver for the company. Asics recently announced a 30 billion yen investment in improved research and development, back-end systems, and expansion of its distribution facilities in the U.S. and Japan.

India-based Jain Irrigation Systems makes micro-irrigation equipment and piping systems, which together account for 75% of company sales, and it also processes fruits and vegetables. During the period, the company experienced a much-needed improvement in fundamentals as its debt-to-equity ratio remained stable and management focused on growing the business as well as reducing the company’s leverage. Jain also focused on

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: MSCI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 37.

14 | Semiannual Report

ftinstitutional.com

FOREIGN SMALLER COMPANIES SERIES

Portfolio Breakdown
6/30/14
% of Total
Sector/Industry	Net Assets
Electronic Equipment, Instruments & Components	6.9%
Machinery	6.5%
Auto Components	6.3%
Textiles, Apparel & Luxury Goods	5.2%
Energy Equipment & Services	4.6%
Household Durables	4.6%
Capital Markets	4.5%
Leisure Products	4.2%
Personal Products	3.3%
Media	3.2%
Banks	3.2%
Food & Staples Retailing	2.9%
Diversified Financial Services	2.7%
Health Care Equipment & Supplies	2.6%
Specialty Retail	2.5%
Commercial Services & Supplies	2.3%
Communications Equipment	2.3%
Real Estate Management & Development	2.2%
Other	25.3%
Short-Term Investments & Other Net Assets	4.7%

new states such as Gujarat, using a lower working-capital model and experienced favorable growth without balance sheet intensity. In our view, we expect continued solid growth in Jain’s business considering India has a new government that may be more receptive to the use of irrigation given the country’s water scarcity and need for food safety.

Flextronics International is a Singapore-domiciled supply chain solutions company that offers design, manufacturing, distribution and aftermarket services to original equipment manufacturers. Shares of Flextronics performed well after the company reported better-than-expected earnings and received significant orders for Google and Motorola handsets. The stock also benefited from an elevated share repurchase program implemented early this year.

In contrast, the Fund had some underperformers during the six-month period. The share price of Swedish cosmetics retailer Oriflame Cosmetics slipped to its lowest level in nearly nine years after the company missed earnings estimates and issued weak guidance. Heavy exposure to Russia and Ukraine, which account for over one-third of Oriflame’s sales, also intensified downward pressure on the stock. Nevertheless, Oriflame has a long track record of managing through times of volatility, and we believe the market undervalued the firm’s long-term growth potential as it cut costs, increased salesforce productivity and expanded its presence in attractive new markets.

Headquartered in London, African Minerals is a minerals exploration and development firm. The company has a strong iron ore production growth profile that should, in our view, more than offset further weakness in the underlying commodity price. Shares continued to be weak during the period due to global economic issues. We believe the company may benefit over the longer term from potentially strong revenue and earnings growth as its Sierra Leone mine project in Tonkolili ramps up, boosting iron ore production, and from low-cost growth options that could increase production significantly over the next five years.

Hyundai Mipo Dockyard, a diversified shipbuilder specializing in midsized ships, was another notable detractor. The South Korean company is widely acknowledged as one of the most efficient shipbuilders globally, with best-in-class margins, but its share price declined as the company took a pause in new orders and waited for ship owners to respond to higher prices. Given its strong track record and advanced technology in fuel-efficient vessels, Hyundai Mipo may strengthen its leading position in the industry and benefit from tightening global environmental regulations, in our view.

Top 10 Equity Holdings
6/30/14
Company	% of Total
Sector/Industry, Country	Net Assets
Asics Corp.	2.0%
Textiles, Apparel & Luxury Goods, Japan
Techtronic Industries Co. Ltd.	1.9%
Household Durables, Hong Kong
Amer Sports OYJ	1.8%
Leisure Products, Finland
Kobayashi Pharmaceutical Co. Ltd.	1.8%
Personal Products, Japan
VTech Holdings Ltd.	1.8%
Communications Equipment, Hong Kong
Gerresheimer AG	1.7%
Life Sciences Tools & Services, Germany
Huhtamaki OYJ	1.7%
Containers & Packaging, Finland
Aalberts Industries NV	1.7%
Machinery, Netherlands
BS Financial Group Inc.	1.6%
Banks, South Korea
Simplo Technology Co. Ltd.	1.6%
Electronic Equipment, Instruments & Components, Taiwan

ftinstitutional.com

Semiannual Report | 15

FOREIGN SMALLER COMPANIES SERIES

Thank you for your continued participation in Foreign Smaller Companies Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no represen-
tation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

16 | Semiannual Report ftinstitutional.com

FOREIGN SMALLER COMPANIES SERIES

Performance Summary as of June 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Share Price

Symbol: TFSCX				6/30/14	12/31/13		Change
Net Asset Value				$23.17	$21.96	+$	1.21

Performance

					Value of
		Cumulative		Average Annual	$1,000,000		Total Annual
		Total Return[1]		Total Return[2]	Investment[3]		Operating Expenses[4]
							0.99%
6-Month	+	5.51%	+	5.51%	$1,055,100
1-Year	+	21.47%	+	21.47%	$1,214,751
5-Year	+	122.01%	+	17.29%	$2,220,351
10-Year	+	184.76%	+	11.03%	$2,847,768

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at

(800) 321-8563.

All investments involve risks, including possible loss of principal. The Fund invests in foreign securities, which can involve exposure to currency volatility and political, economic and regulatory uncertainty. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and small market share. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.
The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

ftinstitutional.com

Semiannual Report | 17

FOREIGN SMALLER COMPANIES SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 1/1/14	Value 6/30/14	Period* 1/1/14–6/30/14
Actual	$1,000	$1,055.10	$4.99
Hypothetical (5% return before expenses)	$1,000	$1,019.93	$4.91
*Expenses are calculated using the most recent six-month annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

18 | Semiannual Report ftinstitutional.com

Global Equity Series

This semiannual report for Global Equity Series (Fund) covers the period ended June 30, 2014.

Your Fund’s Goal and Main Investments

Global Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies located anywhere in the world, including emerging markets.

Geographic Breakdown

Based on Total Net Assets as of 6/30/14

Performance Overview

The Fund delivered a +4.60% cumulative total return for the six-month period under review. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI), which tracks stock market performance in global developed and emerging markets, produced a +6.50% total return.1, 2 Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary on page 23.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ftinstitutional.com or call (800) 321-8563 for most recent month-end performance.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth fundamental research evaluates a company’s potential to grow earnings, asset value and/or cash flow. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

The Fund trailed the benchmark MSCI ACWI during the review period but delivered solid absolute returns and remained ahead of its benchmark on trailing one-, two-, three-, four- and five-year horizons, and since inception. Among the Fund’s biggest detractors during the period were holdings in the sectors and regions that most contributed to relative performance in recent years. However, we remained favorable on these core holdings as the process of value recognition continued to unfold. More broadly, we saw considerable potential for further gains across our portfolio as our analysis suggested the market continued to underappreciate the long-term earnings, asset growth and cash-flow potential of our holdings.

The Fund’s European holdings delivered absolute gains during the first half of 2014 but weighed on performance relative to the benchmark. Still, the Fund has benefited considerably in recent years from the contrarian investments we made during the European financial crisis. Since then, financial markets have stabilized, an early-stage economic recovery was under way, austerity was largely over, and, despite occasionally alarming headlines, political support for pro-European reform policies endured. In a development hardly conceivable to many just two years ago, the governments of Spain and Ireland were borrowing at lower rates than that of the U.S. during the reporting period. Loan growth remained anemic in this early recovery, but we were encouraged by the ECB’s recent efforts to cut interest rates

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: MSCI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 43.

ftinstitutional.com

Semiannual Report | 19

GLOBAL EQUITY SERIES

and ease credit access for small and medium enterprises. Overall, corporate fundamentals improved, but earnings and equity valuations remained depressed. In fact, corporate free cash-flow yields in Europe were higher than junk bond yields, a highly unusual occurrence. Deflationary pressures and geopolitical risks remain, and we expect the region to navigate additional uncertainty and volatility as the process of stabilization and repair proceeds unevenly. However, we believe valuations still fail to reflect the long-term recovery potential of our diverse European holdings.

From a sector perspective, financials stocks, which were a major source of outperformance in recent years, were among the Fund’s largest detractors during the review period.3 The sector came under pressure when investors rotated out of cyclical stocks and increasing regulatory scrutiny impacted industry sentiment. French lender BNP Paribas and U.S. bank Citigroup were subject to U.S. regulatory censure, with the former fined a record amount for violating international business sanctions and the latter fined for alleged offenses relating to its precrisis mortgage operations. Despite these headwinds, capital ratios at the banks still appeared adequate to us, they maintained leadership positions in key markets and share prices traded below tangible book value, keeping us optimistic on their long-term prospects. In our view, rebuilt capital ratios and an improving economic outlook could allow European banks including BNP Paribas to lower loan-loss provisions, eventually boosting earnings and returns on tangible equity. Expectations also rose for enhanced shareholder returns via share buybacks and dividends, and our analysis suggested that investors underestimated the total return potential of certain European banks. Elsewhere, we added to our financials holdings in Asian and emerging markets, as well as a diverse range of financials in developed markets.

Industrials was another long-term sector contributor that lagged during the review period.4 Fund holdings in U.K. services firm Serco Group and Swiss infrastructure firm Foster Wheeler, as well as a large position in Swiss power systems specialist ABB, all notably detracted. Foster Wheeler was subject to a take-over offer from U.K. oil and gas engineer Amec. We are still favorable toward Serco Group and ABB despite recent setbacks. U.K. services firm Serco Group’s management issued a profit warning stemming from the U.K. government’s exclusion of the company as a contracting partner while the government investigated allegations of wrongdoing in one of the company’s business divisions. This was the company’s third profit warning in a year, and shares posted their biggest price decline in two

Portfolio Breakdown
6/30/14
% of Total
Sector/Industry	Net Assets

Banks	11.7%
Pharmaceuticals	9.2%
Oil, Gas & Consumable Fuels	7.7%
Biotechnology	4.3%
Software	3.9%
Food & Staples Retailing	3.9%
Metals & Mining	3.6%
Specialty Retail	3.5%
Diversified Telecommunication Services	3.4%
Energy Equipment & Services	3.0%
Semiconductors & Semiconductor Equipment	2.9%
Insurance	2.9%
Health Care Equipment & Supplies	2.7%
Diversified Financial Services	2.7%
Other	29.1%
Short-Term Investments & Other Net Assets	5.5%

decades. Serco was the market’s most shorted support services stock, leading us to believe we were near the point of maximum pessimism. In our view, Serco took numerous successful steps to restore its reputation and business integrity, including replacing its chief executive officer, and U.K. government outsourcing remained an attractive growth segment, suggesting to us that depressed earnings and price multiples undervalued the company’s long-term prospects. ABB’s share price also declined after it announced it would accelerate restructuring to rectify recent weak operating results. Despite some setbacks, the stock has recovered nicely since we invested in ABB in 2012 and we were encouraged to see the restructuring, a key to our original investment thesis, continued to unfold. Based on our analysis, ABB featured a strong balance sheet and industry-leading operational profile and could benefit from a recovery in European utilities capital expenditures (capex), which could ultimately drive continued margin expansion over our long-term investment horizon.

Among other economically sensitive sectors, we found selective opportunities in materials.5 Our holdings in the sector included chemicals and construction materials firms that, in our view,

3. The financials sector comprises banks, capital markets, diversified financial services, insurance, and thrifts and mortgage finance in the SOI.
4. The industrials sector comprises air freight and logistics, airlines, building products, commercial services and supplies, electrical equipment, industrial conglomerates and machinery in the SOI.
5. The materials sector comprises chemicals, construction materials, containers and packaging, and metals and mining in the SOI.

20 | Semiannual Report

ftinstitutional.com

GLOBAL EQUITY SERIES

managed capacity and costs well through the downturn and have begun to benefit from a cyclical economic recovery. We were also invested in metals and mining firms that we believed were oversold in the aftermath of the global commodities run. Among materials stocks, Russian nickel miner Metals and Metallurgical Co. Norilsk Nickel6 was a top performer, rallying amid a surge in nickel prices. Norilsk is an income-oriented investment unique to the metals and mining industry, in our view. The company has pledged to pay out 50% of earnings (before income, taxes and depreciation) each year to shareholders with a minimum of $7 billion paid out through 2016, equating to a normalized yield of around 10%, with the prospect of additional special dividends. With what we viewed as a strong balance sheet, high cost-cutting potential and a world-class deposit base, Norilsk appeared well positioned to execute its shareholder-friendly growth and income strategy. Allegheny Technologies, a U.S. manufacturer of special metals and alloys, also notably contributed to relative results.

Health care holdings, the Fund’s strongest sector contributor in calendar year 2013, continued to perform well during the first half of 2014.7 U.S. biotechnology firm Forest Laboratories was one of the Fund’s leading performers as its share price rose to a record level after the firm agreed to be acquired by Actavis, one of the world’s largest generic drugmakers. We analyzed Forest in mid-2012, a time when the firm was nearing the end of key product cycles and a depressed share price reflected investor skepticism about its long-term strategy. Our analysis suggested that the market was overly negative about Forest’s prospects following major patent expirations, a conclusion that we believe has been validated over the period since our acquisition, as the share price has more than doubled in value. Although our long-term investment rationale was not dependent on a buyout, overtures from the activist investor who facilitated the sale were known, and we believed that a divestiture scenario could also unlock shareholder value. We increasingly found opportunities in biotechnology as investors appeared to us to overly discount the headwinds caused by generic competition and the long and capital-intensive innovation cycles inherent to the industry. Some of our biotechnology positions began to rise in value, although we continued to find value as these firms grew earnings at a double-digit pace and monetized their improved pipelines, making them potentially attractive acquisition targets for competitors. The Forest-Actavis transaction was just one of the deals that put 2014 on track for a record-breaking year for mergers and acquisitions in the pharmaceuticals industry.

Top 10 Equity Holdings
6/30/14
Company	% of Total
Sector/Industry, Country	Net Assets
Microsoft Corp.	2.2%
Software, U.S.
TNT Express NV	2.1%
Air Freight & Logistics, Netherlands
Galp Energia SGPS SA, B	2.1%
Oil, Gas & Consumable Fuels, Portugal
Gilead Sciences Inc.	2.0%
Biotechnology, U.S.
Metals and Metallurgical Co. Norilsk Nickel OJSC, ADR	1.9%
Metals & Mining, Russia
Kingfisher PLC	1.9%
Specialty Retail, U.K.
Macy’s Inc.	1.9%
Multiline Retail, U.S.
Bayer AG	1.8%
Pharmaceuticals, Germany
HSBC Holdings PLC	1.8%
Banks, U.K.
Teva Pharmaceutical Industries Ltd., ADR	1.8%
Pharmaceuticals, Israel

We also remained positive on certain pharmaceuticals holdings. Our long-term investment thesis in big pharmaceuticals firms maintained that a perfect storm of increasing regulation, declining research and development productivity, and generic competition conspired to depress the shares of many major drugmakers to bargain levels. We took a more favorable view and identified significant potential for cost cutting, restructuring and pipeline development at certain companies. With the worst of the patent cliff behind the industry, companies have effectively reduced costs and diversified revenue streams in ways that made them less susceptible to patent expirations, from our perspective. We believe additional value remains as our investment thesis continues to unfold.

We also found opportunities we considered attractive in the consumer discretionary sector as value recognition matured.8 U.S. athletic apparel retailer Foot Locker was a leading sector holding in the first half of 2014 as its share price rose to a record high after a strong earnings report provided further support of the firm’s ongoing improvements. In our opinion, Foot Locker offered attractively valued exposure to secular health and fitness trends through a mature, branded retailer with in-store and

6. Not part of the index.

7. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

8. The consumer discretionary sector comprises auto components, automobiles, household durables, media, multiline retail and specialty retail in the SOI.

ftinstitutional.com

Semiannual Report | 21

GLOBAL EQUITY SERIES

online international growth opportunities. Telecommunication services and energy performed generally in line with the benchmark.9 In energy, U.S. oilfield services firm Baker Hughes rallied as the boom in U.S. shale production facilitated a recovery in the domestic pressure pumping market. With oil prices rising above the estimated marginal cost of supply and U.S. pumping activity near all-time highs, our thesis on these highly cyclical stocks appeared to be maturing. We remained favorable toward integrated oil and oil services holdings elsewhere, and recently found what we viewed as bargains in depressed European names. European energy stocks traded at three-decade lows based on cyclically adjusted valuation metrics, and the companies have begun to prioritize shareholder returns following a period of sustained, escalated capex.

As we look back on the review period, we note that investor sentiment was cautious, although markets continued to move higher. Were investors buying stocks from a position of healthy skepticism or dangerous complacency? From our perspective, circumstances seemed more consistent with caution and skepticism than the complacency or euphoria often associated with bull markets. Equities at period-end were historically underowned, trend earnings multiples remained depressed and long-term equity returns were still below average, circumstances that we would typically not associate with market peaks. However, as the market cycle progresses, we believe investors will have to become increasingly selective in their stock picking. At Templeton, we believe our bottom-up approach and creative, forward-looking value process are well suited to such an environment. By looking ahead of the consensus and thinking about value differently than the crowd, we believe we have kept the Fund replenished with compelling values and well positioned to potentially protect and grow client capital over time.

Thank you for your continued participation in Global Equity Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

9. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

22 | Semiannual Report ftinstitutional.com

GLOBAL EQUITY SERIES

Performance Summary as of June 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Share Price

Symbol: TGESX				6/30/14	12/31/13		Change
Net Asset Value				$12.06	$11.53	+$	0.53

Performance

					Value of
		Cumulative		Average Annual	$1,000,000		Total Annual
		Total Return[1]		Total Return[2]	Investment[3]		Operating Expenses[4]
							0.94%
6-Month	+	4.60%	+	4.60%	$1,045,973
1-Year	+	25.15%	+	25.15%	$1,251,549
5-Year	+	102.85%	+	15.20%	$2,028,487
Since Inception (3/31/08)	+	44.83%	+	6.11%	$1,448,297

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

ftinstitutional.com

Semiannual Report | 23

GLOBAL EQUITY SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 1/1/14	Value 6/30/14	Period* 1/1/14–6/30/14
Actual	$1,000	$1,046.00	$4.77
Hypothetical (5% return before expenses)	$1,000	$1,020.13	$4.71
*Expenses are calculated using the most recent six-month annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

24 | Semiannual Report

ftinstitutional.com

			TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
Emerging Markets Series
	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$7.31	$10.49	$10.48	$16.70	$14.41	$8.40
Income from investment operations[a]:
Net investment income[b]	0.09	0.13	0.22	0.27	0.15	0.20
Net realized and unrealized gains (losses)	(0.02)	(0.13)	1.38	(1.88)	2.37	6.10
Total from investment operations	0.07	—	1.60	(1.61)	2.52	6.30
Less distributions from:
Net investment income	—	(0.13)	(0.32)	(0.30)	(0.23)	(0.29)
Net realized gains	—	(3.05)	(1.27)	(4.31)	—	—[c]
Total distributions	—	(3.18)	(1.59)	(4.61)	(0.23)	(0.29)
Net asset value, end of period	$7.38	$7.31	$10.49	$10.48	$16.70	$14.41

Total return[d]	0.96%	0.72%	15.77%	(12.02)%	17.55%	75.16%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.33%	1.32%	1.28%	1.34%	1.37%	1.45%
Expenses net of waiver and payments by
affiliates	1.32%	1.29%	1.24%	1.32%	1.37%	1.45%[f]
Net investment income	2.46%	1.23%	1.99%	1.74%	1.05%	1.80%

Supplemental data
Net assets, end of period (000’s)	$153,949	$165,216	$249,190	$272,364	$1,487,401	$1,748,722
Portfolio turnover rate	57.36%	52.07%	24.31%	9.48%	23.97%	49.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 25

TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, June 30, 2014 (unaudited)

Emerging Markets Series

	Industry	Shares	Value
Common Stocks 95.4%
Argentina 0.1%
[a] Grupo Clarin SA, B, GDR, Reg S	Media	24,962	$182,223
Australia 0.5%
BHP Billiton Ltd.	Metals & Mining	21,291	721,046
Austria 0.1%
OMV AG	Oil, Gas & Consumable Fuels	4,495	203,137
Belgium 3.8%
Anheuser-Busch InBev NV	Beverages	50,320	5,781,609
Brazil 10.5%
Ambev SA	Beverages	655,435	4,673,524
Itau Unibanco Holding SA, ADR	Banks	385,020	5,536,587
M Dias Branco SA	Food Products	55,000	2,431,671
Souza Cruz SA	Tobacco	344,967	3,553,851
			16,195,633
Chile 0.6%
Sociedad Quimica Y Minera de Chile SA Soquimich,
ADR	Chemicals	33,268	975,085
China 14.5%
[b] Aluminum Corp. of China Ltd., H	Metals & Mining	404,000	144,910
Angang Steel Co. Ltd., H	Metals & Mining	1,329,000	855,655
Brilliance China Automotive Holdings Ltd.	Automobiles	3,626,100	6,783,922
China Construction Bank Corp., H	Banks	2,207,900	1,669,360
China Mobile Ltd.	Wireless Telecommunication Services	191,000	1,853,209
[b] China Shipping Development Co. Ltd., H	Marine	2,359,000	1,378,794
Industrial and Commercial Bank of China Ltd., H	Banks	2,466,100	1,559,121
NetEase Inc., ADR	Internet Software & Services	12,508	980,127
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	2,174,200	2,743,541
Tencent Holdings Ltd.	Internet Software & Services	290,000	4,433,936
			22,402,575
Greece 0.3%
[b] National Bank of Greece SA	Banks	110,648	404,577
Hong Kong 0.7%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	67,619	720,819
Giordano International Ltd.	Specialty Retail	484,376	285,609
[b] Summit Ascent Holdings Ltd.	Trading Companies & Distributors	17,500	13,457
			1,019,885
India 6.7%
Dr. Reddy’s Laboratories Ltd.	Pharmaceuticals	24,150	1,051,546
Tata Consultancy Services Ltd.	IT Services	154,461	6,222,289
Tata Motors Ltd.	Automobiles	430,532	3,090,641
			10,364,476
Indonesia 2.6%
Astra International Tbk PT	Automobiles	4,047,100	2,483,564
Bank Danamon Indonesia Tbk PT	Banks	1,197,100	418,556
Semen Indonesia (Persero) Tbk PT	Construction Materials	896,500	1,140,003
			4,042,123

26 | Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Emerging Markets Series (continued)
	Industry	Shares	Value
Common Stocks (continued)
Kenya 0.8%
Equity Bank Ltd.	Banks	942,599	$505,732
Kenya Commercial Bank Ltd.	Banks	1,136,900	661,894
			1,167,626
Luxembourg 0.0%†
[a] O’Key Group SA, GDR, Reg S	Food & Staples Retailing	600	5,511
Nigeria 0.4%
Nigerian Breweries PLC	Beverages	516,682	545,378
Pakistan 0.6%
United Bank Ltd.	Banks	517,700	885,539
Peru 0.4%
Compania de Minas Buenaventura SA, ADR	Metals & Mining	48,310	570,541
Philippines 0.9%
Ayala Corp.	Diversified Financial Services	68,520	1,017,002
[b] Bloomberry Resorts Corp.	Hotels, Restaurants & Leisure	398,600	98,314
[b] Melco Crown Philippines Resorts Corp.	Hotels, Restaurants & Leisure	1,016,700	267,080
			1,382,396
Qatar 3.4%
Industries Qatar QSC	Industrial Conglomerates	111,511	5,176,443
Romania 0.2%
[c] Societatea Nationala de Gaze Naturale ROMGAZ SA,
144A	Oil, Gas & Consumable Fuels	31,400	340,302
Russia 7.7%
Gazprom OAO, ADR	Oil, Gas & Consumable Fuels	180,500	1,573,057
[d] LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	21,020	1,255,104
[d] LUKOIL Holdings, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	3,500	208,985
[a,b] Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	23,979	845,260
Mining and Metallurgical Co. Norilsk Nickel, ADR	Metals & Mining	189,700	3,757,957
[b] Yandex NV, A	Internet Software & Services	117,162	4,175,654
			11,816,017
South Africa 9.1%
MTN Group Ltd.	Wireless Telecommunication Services	61,800	1,301,362
Naspers Ltd., N	Media	41,650	4,902,303
Remgro Ltd.	Diversified Financial Services	363,455	7,858,856
			14,062,521
South Korea 3.7%
Grand Korea Leisure Co. Ltd.	Hotels, Restaurants & Leisure	63,526	2,611,345
Hyundai Development Co.	Construction & Engineering	20,570	653,484
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	1,372	1,792,277
SK Innovation Co. Ltd.	Oil, Gas & Consumable Fuels	6,236	696,312
			5,753,418
Sweden 0.5%
[e] Oriflame Cosmetics SA, SDR	Personal Products	33,726	785,969
Switzerland 3.9%
Compagnie Financiere Richemont SA	Textiles, Apparel & Luxury Goods	56,822	5,961,873

ftinstitutional.com

Semiannual Report | 27

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Emerging Markets Series (continued)
	Industry	Shares	Value
Common Stocks (continued)
Taiwan 3.7%
Novatek Microelectronics Corp. Ltd.	Semiconductors & Semiconductor Equipment	89,000	$437,961
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	1,236,000	5,234,045
			5,672,006
Thailand 9.8%
Kasikornbank PCL, fgn.	Banks	248,100	1,567,833
Land and Houses PCL, fgn.	Real Estate Management & Development	3,193,400	969,636
PTT Exploration and Production PCL, fgn.	Oil, Gas & Consumable Fuels	215,200	1,111,159
PTT PCL, fgn.	Oil, Gas & Consumable Fuels	210,300	2,061,511
Quality Houses PCL, fgn.	Real Estate Management & Development	7,280,600	794,492
Siam Commercial Bank PCL, fgn.	Banks	1,164,900	6,050,729
Thai Beverage PCL, fgn.	Beverages	5,147,400	2,559,971
			15,115,331
Turkey 3.0%
Akbank TAS	Banks	445,000	1,635,783
Tupras-Turkiye Petrol Rafinerileri AS	Oil, Gas & Consumable Fuels	32,410	755,499
Turkiye Garanti Bankasi AS	Banks	574,429	2,247,082
			4,638,364
United Arab Emirates 0.4%
Emaar Properties PJSC	Real Estate Management & Development	281,007	643,451
United Kingdom 4.7%
Unilever PLC	Food Products	161,117	7,308,898
United States 1.8%
Avon Products Inc.	Personal Products	189,818	2,773,241
Total Common Stocks
(Cost $119,108,807)			146,897,194
[f]Participatory Notes (Cost $744,433) 0.7%
Saudi Arabia 0.7%
[c] HSBC Bank PLC, Etihad Etisalat Co., 144A,
12/05/14	Wireless Telecommunication Services	45,801	1,001,382
Preferred Stocks 4.4%
Brazil 2.7%
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	161,100	2,519,604
Vale SA, ADR, pfd., A	Metals & Mining	138,100	1,643,390
			4,162,994
Chile 1.0%
Embotelladora Andina SA, pfd., A	Beverages	483,305	1,483,394
Russia 0.7%
Sberbank of Russia, pfd.	Banks	545,200	1,106,992
Total Preferred Stocks
(Cost $6,395,716)			6,753,380

28 | Semiannual Report ftinstitutional.com

	TEMPLETON INSTITUTIONAL FUNDS
	STATEMENT OF INVESTMENTS (UNAUDITED)

Emerging Markets Series (continued)
	Shares	Value
Total Investments before Short Term
Investments (Cost $126,248,956)		$154,651,956
Short Term Investments
(Cost $6,204,939) 4.2%
Money Market Funds 4.0%
United States 4.0%
[b,g] Institutional Fiduciary Trust Money Market Portfolio	6,204,939	6,204,939
[h]Investments from Cash Collateral Received
for Loaned Securities (Cost $403,309) 0.2%
Money Market Funds 0.2%
United States 0.2%
[i] BNY Mellon Overnight Government Fund, 0.082%	403,309	403,309
Total Investments
(Cost $132,857,204) 104.7%		161,260,204
Other Assets, less Liabilities (4.7)%		(7,310,745)
Net Assets 100.0%		$153,949,459

See Abbreviations on page 62.

†Rounds to less than 0.1% of net assets.
aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2014, the aggregate value of these securities was $1,032,994, representing 0.67% of net assets.
bNon-income producing.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
June 30, 2014, the aggregate value of these securities was $1,341,684, representing 0.87% of net assets.
dAt June 30, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
eA portion or all of the security is on loan at June 30, 2014. See Note 1(d).
fSee Note 1(c) regarding Participatory Notes.
gSee Note 3(d) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
hSee Note 1(d) regarding securities on loan.
iThe rate shown is the annualized seven-day yield at period end.

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 29

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
Foreign Equity Series
	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Primary Shares
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.72	$19.60	$17.04	$20.06	$19.30	$14.82
Income from investment operations[a]:
Net investment income[b]	0.64 [c]	0.45	0.48	0.55	0.40	0.39
Net realized and unrealized gains (losses)	0.20	3.36	2.68	(2.74)	0.89	4.59
Total from investment operations	0.84	3.81	3.16	(2.19)	1.29	4.98
Less distributions from:
Net investment income	—	(0.44)	(0.58)	(0.53)	(0.53)	(0.50)
Net realized gains	—	(0.25)	(0.02)	(0.30)	—	—
Total distributions	—	(0.69)	(0.60)	(0.83)	(0.53)	(0.50)
Net asset value, end of period	$23.56	$22.72	$19.60	$17.04	$20.06	$19.30

Total return[d]	3.70%	19.51%	18.55%	(10.90)%	6.70%	33.63%

Ratios to average net assets[e]
Expenses	0.78%[f]	0.79%	0.80%	0.79%	0.80%[g]	0.80%[g]
Net investment income	5.61%[c]	2.12%	2.66%	2.77%	2.11%	2.34%

Supplemental data
Net assets, end of period (000’s)	$7,114,755	$6,815,920	$5,820,506	$5,364,372	$6,399,090	$5,895,667
Portfolio turnover rate	7.23%	15.89%	11.94%	9.91%	13.63%	10.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.28 per share received in the form of special dividends paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 3.13%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

30 | Semiannual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

			TEMPLETON INSTITUTIONAL FUNDS
				FINANCIAL HIGHLIGHTS

Foreign Equity Series (continued)
	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Service Shares
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.79	$19.62	$17.02	$20.03	$19.28	$14.81
Income from investment operations[a]:
Net investment income[b]	0.63 [c]	0.48	0.55	0.52	0.37	0.33
Net realized and unrealized gains (losses)	0.19	3.30	2.59	(2.73)	0.89	4.62
Total from investment operations	0.82	3.78	3.14	(2.21)	1.26	4.95
Less distributions from:
Net investment income	—	(0.36)	(0.52)	(0.50)	(0.51)	(0.48)
Net realized gains	—	(0.25)	(0.02)	(0.30)	—	—
Total distributions	—	(0.61)	(0.54)	(0.80)	(0.51)	(0.48)
Net asset value, end of period	$23.61	$22.79	$19.62	$17.02	$20.03	$19.28

Total return[d]	3.60%	19.31%	18.45%	(11.06)%	6.59%	33.46%

Ratios to average net assets[e]
Expenses	0.93%[f]	0.94%	0.95%	0.94%	0.93%[g]	0.94%[g]
Net investment income	5.46%[c]	1.97%	2.51%	2.62%	1.98%	2.20%

Supplemental data
Net assets, end of period (000’s)	$8,143	$7,705	$19,637	$61,202	$69,169	$64,869
Portfolio turnover rate	7.23%	15.89%	11.94%	9.91%	13.63%	10.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.28 per share received in the form of special dividends paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 2.98%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 31

TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, June 30, 2014 (unaudited)
Foreign Equity Series
	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests 95.4%
Belgium 0.5%
[a]KBC GROEP NV	Banks	644,969	$35,109,297
Brazil 0.9%
Embraer SA, ADR	Aerospace & Defense	1,685,150	61,390,015
Vale SA, ADR	Metals & Mining	18,900	250,047
			61,640,062
Canada 1.7%
Ensign Energy Services Inc.	Energy Equipment & Services	883,500	13,727,409
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	7,081,130	74,898,163
Trican Well Service Ltd.	Energy Equipment & Services	2,168,800	35,040,015
			123,665,587
China 4.5%
China Life Insurance Co. Ltd., H	Insurance	20,128,000	52,719,313
China Mobile Ltd.	Wireless Telecommunication Services	7,312,440	70,950,137
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	12,734,500	36,804,676
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	138,976,040	68,139,134
Haier Electronics Group Co. Ltd.	Household Durables	2,228,000	5,835,584
Shanghai Electric Group Co. Ltd., H	Electrical Equipment	86,540,463	34,837,492
Sinopharm Group Co.	Health Care Providers & Services	10,747,200	29,813,082
Weichai Power Co. Ltd., H	Machinery	4,725,500	18,230,225
			317,329,643
France 10.5%
AXA SA	Insurance	3,658,510	87,452,103
BNP Paribas SA	Banks	1,867,620	126,716,890
Cie Generale des Etablissements Michelin, B	Auto Components	970,869	116,017,099
Compagnie de Saint-Gobain	Building Products	1,159,530	65,430,173
Sanofi	Pharmaceuticals	1,318,229	140,051,187
Technip SA	Energy Equipment & Services	488,620	53,457,644
Total SA, B	Oil, Gas & Consumable Fuels	1,655,763	119,677,833
Vivendi SA	Diversified Telecommunication Services	1,670,544	40,881,670
			749,684,599
Germany 11.0%
Bayer AG	Pharmaceuticals	958,986	135,465,173
Deutsche Boerse AG	Diversified Financial Services	525,230	40,768,574
Deutsche Lufthansa AG	Airlines	1,844,850	39,614,418
Deutsche Post AG	Air Freight & Logistics	981,517	35,498,695
HeidelbergCement AG	Construction Materials	648,910	55,389,539
Infineon Technologies AG	Semiconductors & Semiconductor Equipment	5,720,134	71,511,447
Merck KGaA	Pharmaceuticals	998,538	86,682,516
Metro AG	Food & Staples Retailing	1,192,020	51,959,664
Muenchener Rueckversicherungs-Gesellschaft AG	Insurance	403,213	89,397,944
SAP AG	Software	930,321	71,855,181
Siemens AG	Industrial Conglomerates	641,640	84,750,022
Software AG	Software	664,150	23,979,499
			786,872,672
Hong Kong 3.3%
AIA Group Ltd.	Insurance	9,226,310	46,426,477
Cheung Kong (Holdings) Ltd.	Real Estate Management & Development	2,705,540	47,963,821
Cheung Kong (Holdings) Ltd., ADR	Real Estate Management & Development	61,495	1,089,888

32 | Semiannual Report			ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Equity Series (continued)
	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)
Hong Kong (continued)
Hutchison Whampoa Ltd.	Industrial Conglomerates	4,350,520	$59,444,299
Hutchison Whampoa Ltd., ADR	Industrial Conglomerates	12,387	339,404
Noble Group Ltd.	Trading Companies & Distributors	37,120,000	40,792,845
Swire Pacific Ltd., A	Real Estate Management & Development	2,552,310	31,399,823
Swire Properties Ltd.	Real Estate Management & Development	2,759,317	8,063,858
			235,520,415
India 0.7%
Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance	3,050,691	50,319,131
Ireland 1.4%
CRH PLC	Construction Materials	28,311	726,559
CRH PLC (London Stock Exchange)	Construction Materials	3,735,629	95,950,054
			96,676,613
Israel 1.3%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	1,775,621	93,078,053
Italy 3.7%
Eni SpA	Oil, Gas & Consumable Fuels	3,244,373	88,771,267
Intesa Sanpaolo SpA	Banks	17,660,533	54,561,847
[a]Saipem SpA	Energy Equipment & Services	1,020,675	27,535,937
UniCredit SpA	Banks	11,350,672	95,052,642
			265,921,693
Japan 5.1%
ITOCHU Corp.	Trading Companies & Distributors	3,650,600	46,882,489
Konica Minolta Inc.	Technology Hardware, Storage & Peripherals	1,489,700	14,719,803
Nikon Corp.	Household Durables	2,252,600	35,466,137
Nissan Motor Co. Ltd.	Automobiles	9,792,700	92,895,560
Suntory Beverage & Food Ltd.	Beverages	1,854,500	72,766,769
Toyota Motor Corp.	Automobiles	1,637,920	98,367,359
			361,098,117
Netherlands 7.0%
Akzo Nobel NV	Chemicals	1,363,410	102,224,914
Fugro NV, IDR	Energy Equipment & Services	603,751	34,572,925
[a]ING Groep NV, ADR	Diversified Financial Services	25,175	352,953
[a]ING Groep NV, IDR	Diversified Financial Services	8,840,710	124,216,893
Koninklijke Philips NV	Industrial Conglomerates	1,838,255	58,340,703
[a]QIAGEN NV	Life Sciences Tools & Services	1,206,600	29,247,096
[a]SBM Offshore NV	Energy Equipment & Services	2,542,127	41,027,305
TNT Express NV	Air Freight & Logistics	7,029,802	63,634,218
[b]TNT Express NV, 144A	Air Freight & Logistics	860,685	7,790,976
Unilever NV, IDR	Food Products	803,326	35,154,166
			496,562,149
Norway 3.0%
Statoil ASA	Oil, Gas & Consumable Fuels	3,012,200	92,539,499
Telenor ASA	Diversified Telecommunication Services	5,198,098	118,414,071
			210,953,570
Russia 0.5%
Mining and Metallurgical Co. Norilsk Nickel OJSC,
ADR	Metals & Mining	1,957,596	38,779,977

ftinstitutional.com		Semiannual Report | 33

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Equity Series (continued)
	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)
Singapore 2.9%
DBS Group Holdings Ltd.	Banks	6,197,313	$83,267,150
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	28,824,360	89,017,596
United Overseas Bank Ltd.	Banks	2,047,000	36,977,853
			209,262,599
South Korea 6.0%
Hana Financial Group Inc.	Banks	594,547	22,031,139
Hyundai Mobis	Auto Components	192,356	53,981,328
Hyundai Motor Co.	Automobiles	164,876	37,390,358
KB Financial Group Inc.	Banks	1,061,585	36,924,696
KB Financial Group Inc., ADR	Banks	136,453	4,743,106
LG Electronics Inc.	Household Durables	738,143	54,193,700
POSCO	Metals & Mining	187,948	56,458,688
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	125,816	164,356,474
			430,079,489
Spain 2.7%
[a]Banco Santander SA	Banks	3,423,345	35,770,200
Inditex SA	Specialty Retail	174,096	26,797,931
Repsol SA	Oil, Gas & Consumable Fuels	2,072,582	54,665,605
[a]Repsol SA, rts., 7/04/14	Oil, Gas & Consumable Fuels	2,072,582	1,410,634
Telefonica SA	Diversified Telecommunication Services	4,248,980	72,850,942
			191,495,312
Sweden 1.3%
Ericsson, B	Communications Equipment	2,981,320	36,033,226
Getinge AB, B	Health Care Equipment & Supplies	2,047,971	53,827,021
			89,860,247
Switzerland 7.2%
Credit Suisse Group AG	Capital Markets	3,378,907	96,621,843
Nestle SA	Food Products	470,976	36,484,243
Novartis AG	Pharmaceuticals	1,035,004	93,714,632
Novartis AG, ADR	Pharmaceuticals	12,740	1,153,352
Roche Holding AG	Pharmaceuticals	558,780	166,654,237
Swiss Re AG	Insurance	1,276,405	113,557,371
[a]UBS AG (CHF Traded)	Capital Markets	12,029	220,682
[a]UBS AG (USD Traded)	Capital Markets	284,417	5,210,520
			513,616,880
Taiwan 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	12,651,492	53,574,818
Thailand 0.5%
Bangkok Bank PCL, fgn.	Banks	6,159,200	36,643,822
United Kingdom 17.7%
Aviva PLC	Insurance	13,393,269	116,999,264
BAE Systems PLC	Aerospace & Defense	9,799,531	72,592,820
BP PLC	Oil, Gas & Consumable Fuels	9,888,199	87,124,617
BP PLC, ADR	Oil, Gas & Consumable Fuels	11,120	586,580
Carillion PLC	Construction & Engineering	6,792,790	38,486,477
GlaxoSmithKline PLC	Pharmaceuticals	4,862,082	130,124,723
HSBC Holdings PLC	Banks	7,832,501	79,432,108

34 | Semiannual Report			ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Equity Series (continued)
	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)
United Kingdom (continued)
[a]International Consolidated Airlines Group SA	Airlines	13,483,860	$85,487,622
Kingfisher PLC	Specialty Retail	15,651,661	96,151,413
[a]Lloyds Banking Group PLC	Banks	74,149,040	94,211,254
Marks & Spencer Group PLC	Multiline Retail	9,522,010	69,282,361
Rexam PLC	Containers & Packaging	6,562,550	60,079,623
Royal Dutch Shell PLC, B, ADR	Oil, Gas & Consumable Fuels	1,423,392	123,849,338
Serco Group PLC	Commercial Services & Supplies	8,062,307	50,425,186
Standard Chartered PLC	Banks	2,284,748	46,681,352
Tesco PLC	Food & Staples Retailing	8,884,370	43,206,740
Vodafone Group PLC	Wireless Telecommunication Services	19,976,064	66,656,932
			1,261,378,410
United States 1.2%
ACE Ltd.	Insurance	593,730	61,569,801
Perrigo Co. PLC	Pharmaceuticals	144,842	21,112,170
			82,681,971
Total Common Stocks and Other Equity
Interests (Cost $4,670,888,486)			6,791,805,126
Preferred Stocks (Cost $30,910,061) 0.4%
Brazil 0.4%
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	1,990,520	31,131,733
Total Investments before Short Term
Investments (Cost $4,701,798,547)			6,822,936,859
Short Term Investments
(Cost $264,955,217) 3.7%
Money Market Funds 3.7%
United States 3.7%
[a,c]Institutional Fiduciary Trust Money Market Portfolio		264,955,217	264,955,217
Total Investments
(Cost $4,966,753,764)99.5%			7,087,892,076
Other Assets, less Liabilities 0.5%			35,005,854
Net Assets 100.0%			$7,122,897,930

See Abbreviations on page 62.

aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
At June 30, 2014, the value of this security was $7,790,976, representing 0.11% of net assets.
cSee Note 3(d) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 35

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
Foreign Smaller Companies Series
	Six Months Ended
	June 30, 2014			Year Ended December 31,
	(unaudited)	2013		2012	2011	2010		2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$21.96	$18.31		$15.31	$17.68	$14.68		$8.81
Income from investment operations[a]:
Net investment income[b]	0.17	0.24		0.29	0.29	0.18		0.15
Net realized and unrealized gains (losses)	1.04	3.82		3.01	(2.29)	2.95		5.84
Total from investment operations	1.21	4.06		3.30	(2.00)	3.13		5.99
Less distributions from:
Net investment income	—	(0.30)		(0.27)	(0.24)	(0.13)		(0.12)
Net realized gains	—	(0.11)		(0.03)	(0.13)	—		—
Total distributions	—	(0.41)		(0.30)	(0.37)	(0.13)		(0.12)
Net asset value, end of period	$23.17	$21.96		$18.31	$15.31	$17.68		$14.68

Total return[c]	5.51%	22.24%		21.56%	(11.30)%	21.37%		68.04%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	0.98%	0.99%		1.01%	1.02%	1.05%		1.11%
Expenses net of waiver and payments by
affiliates	0.98%	0.98	%e	0.95%	0.95%	0.95	%e	0.95	%e
Net investment income	1.51%	1.16%		1.70%	1.68%	1.19%		1.32%

Supplemental data
Net assets, end of period (000’s)	$1,399,153	$1,252,797		$495,600	$317,390	$267,488		$124,361
Portfolio turnover rate	11.08%	23.84%		19.76%	10.44%	20.21%		15.90%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

36 | Semiannual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

	TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, June 30, 2014 (unaudited)

Foreign Smaller Companies Series
	Industry Shares/Units		Value
Common Stocks and Other Equity Interests 94.6%
Australia 0.3%
Iluka Resources Ltd.	Metals & Mining	630,074	$4,832,312
Austria 0.7%
Wienerberger AG	Building Products	596,270	10,002,883
Bahamas 1.0%
[a]Steiner Leisure Ltd.	Diversified Consumer Services	322,660	13,967,951
Belgium 1.1%
Barco NV	Electronic Equipment, Instruments & Components	187,070	14,897,041
Bermuda 0.8%
Axis Capital Holdings Ltd.	Insurance	267,350	11,838,258
Brazil 0.7%
Companhia de Saneamento de Minas Gerais	Water Utilities	498,100	9,127,045
Canada 7.6%
AGF Management Ltd.	Capital Markets	643,300	7,528,139
Canaccord Genuity Group Inc.	Capital Markets	468,638	5,400,685
Dorel Industries Inc., B	Household Durables	498,600	18,416,104
Enerflex Ltd.	Energy Equipment & Services	667,900	12,726,080
Ensign Energy Services Inc.	Energy Equipment & Services	448,700	6,971,690
Genworth MI Canada Inc.	Thrifts & Mortgage Finance	404,400	14,413,469
HudBay Minerals Inc.	Metals & Mining	2,017,560	18,672,528
Mullen Group Ltd.	Energy Equipment & Services	516,400	14,875,342
Trican Well Service Ltd.	Energy Equipment & Services	421,400	6,808,310
			105,812,347
China 5.4%
AAC Technologies Holdings Inc.	Electronic Equipment, Instruments & Components	2,884,500	18,757,466
China ZhengTong Auto Services Holdings Ltd.	Specialty Retail	9,109,000	5,124,250
[b]Daphne International Holdings Ltd.	Textiles, Apparel & Luxury Goods	13,982,000	5,484,234
Digital China Holdings Ltd.	Electronic Equipment, Instruments & Components	4,450,000	4,013,380
[a]Kingdee International Software Group Co. Ltd.,
fgn.	Software	33,832,000	11,087,521
Shenguan Holdings Group Ltd.	Food Products	20,425,700	8,617,827
Sinomedia Holding Ltd.	Media	8,493,000	6,574,844
Yingde Gases	Chemicals	14,454,500	15,759,153
			75,418,675
Finland 3.6%
Amer Sports OYJ	Leisure Products	1,264,112	25,880,515
Huhtamaki OYJ	Containers & Packaging	934,360	24,439,581
			50,320,096
France 1.9%
[a]Beneteau	Leisure Products	476,600	8,690,432
Ipsos	Media	485,570	18,223,333
			26,913,765
Germany 6.6%
DMG MORI SEIKI AG	Machinery	550,052	19,155,622
Gerresheimer AG	Life Sciences Tools & Services	354,350	24,447,630
[a]Grand City Properties S.A.	Real Estate Management & Development	614,250	7,724,598
[a]Kloeckner & Co. SE	Trading Companies & Distributors	1,131,515	17,060,580

ftinstitutional.com		Semiannual Report | 37

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Smaller Companies Series (continued)
	Industry Shares/Units		Value
Common Stocks and Other Equity Interests (continued)
Germany (continued)
Leoni AG	Auto Components	182,000	$14,485,822
Rational AG	Machinery	31,040	10,033,949
			92,908,201
Greece 0.5%
[a]JUMBO SA	Specialty Retail	464,101	7,601,334
Hong Kong 6.4%
Luk Fook Holdings (International) Ltd.	Specialty Retail	2,065,000	6,048,100
MIE Holdings Corp.	Oil, Gas & Consumable Fuels	19,086,300	3,521,526
Sitoy Group Holdings Ltd.	Textiles, Apparel & Luxury Goods	11,750,000	7,140,553
Stella International Holdings Ltd.	Textiles, Apparel & Luxury Goods	3,993,562	10,872,163
Techtronic Industries Co. Ltd.	Household Durables	8,253,000	26,461,309
Value Partners Group Ltd.	Capital Markets	16,304,000	10,917,787
VTech Holdings Ltd.	Communications Equipment	1,851,300	24,626,832
			89,588,270
India 0.8%
Jain Irrigation Systems Ltd.	Machinery	5,600,954	11,148,752
Italy 2.6%
Amplifon SpA	Health Care Providers & Services	1,094,700	6,884,036
Azimut Holding SpA	Capital Markets	336,436	8,670,981
Marr SpA	Food & Staples Retailing	414,296	7,738,758
[a]Sorin SpA	Health Care Equipment & Supplies	4,337,155	12,734,324
			36,028,099
Japan 13.3%
Aderans Co. Ltd.	Personal Products	634,600	9,947,631
Asahi Co. Ltd.	Specialty Retail	355,700	5,122,810
Asics Corp.	Textiles, Apparel & Luxury Goods	1,226,300	28,604,184
Capcom Co. Ltd.	Software	322,700	5,469,384
Descente Ltd.	Textiles, Apparel & Luxury Goods	1,051,671	9,426,161
Keihin Corp.	Auto Components	609,700	9,689,719
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	402,700	25,560,051
MEITEC Corp.	Professional Services	622,200	19,408,243
Nissin Kogyo Co. Ltd.	Auto Components	292,230	5,795,272
Seria Co. Ltd.	Multiline Retail	169,600	7,793,179
Shinko Plantech Co. Ltd.	Energy Equipment & Services	723,000	5,659,533
Square Enix Holdings Co. Ltd.	Software	588,500	10,415,878
Sumitomo Rubber Industries Ltd.	Auto Components	1,373,000	19,814,679
Tokai Rika Co. Ltd.	Auto Components	397,600	7,983,006
Tsumura & Co.	Pharmaceuticals	302,000	7,121,840
Unipres Corp.	Auto Components	355,500	8,544,914
			186,356,484
Netherlands 4.8%
Aalberts Industries NV	Machinery	716,368	23,392,663
Accell Group NV	Leisure Products	335,775	6,469,767
Arcadis NV	Construction & Engineering	624,740	21,534,197
Beter Bed Holding NV	Specialty Retail	373,050	8,845,771
USG People NV	Professional Services	458,272	6,972,420
			67,214,818

38 | Semiannual Report			ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Smaller Companies Series (continued)
	Industry Shares/Units		Value
Common Stocks and Other Equity Interests (continued)
Norway 2.1%
Fred. Olsen Energy ASA	Energy Equipment & Services	247,800	$7,030,934
Schibsted ASA	Media	256,638	13,370,704
Tomra Systems ASA	Commercial Services & Supplies	1,181,150	9,610,988
			30,012,626
Philippines 0.9%
Metropolitan Bank & Trust Co.	Banks	3,203,789	6,418,594
Vista Land & Lifescapes Inc.	Real Estate Management & Development	47,331,300	6,639,944
			13,058,538
Russia 1.0%
[a,c]X5 Retail Group NV, GDR, Reg S	Food & Staples Retailing	623,538	13,462,185
Sierra Leone 0.3%
[a]African Minerals Ltd.	Metals & Mining	3,044,180	3,620,395
Singapore 1.0%
[a]Flextronics International Ltd.	Electronic Equipment, Instruments & Components	1,227,500	13,588,425
South Korea 8.5%
Binggrae Co. Ltd.	Food Products	87,188	7,452,334
BS Financial Group Inc.	Banks	1,551,224	22,839,168
Daum Communication Corp.	Internet Software & Services	115,936	13,403,668
DGB Financial Group Inc.	Banks	1,022,830	15,312,129
Halla Visteon Climate Control Corp.	Auto Components	472,380	21,378,462
Hyundai Mipo Dockyard Co. Ltd.	Machinery	91,705	13,275,477
KIWOOM Securities Co. Ltd.	Capital Markets	184,979	7,649,576
Korea Investment Holdings Co. Ltd.	Capital Markets	178,750	7,100,543
Youngone Corp.	Textiles, Apparel & Luxury Goods	229,448	10,304,755
			118,716,112
Spain 1.8%
Construcciones y Auxiliar de Ferrocarriles SA	Machinery	29,776	14,243,315
Tecnicas Reunidas SA	Energy Equipment & Services	169,943	10,513,507
			24,756,822
Sweden 1.2%
[a,d]D Carnegie & Co. AB	Real Estate Management & Development	74	—
Duni AB	Household Durables	410,410	6,449,993
[b]Oriflame Cosmetics SA, SDR	Personal Products	462,950	10,788,840
			17,238,833
Switzerland 3.2%
Logitech International SA	Technology Hardware, Storage & Peripherals	1,005,240	13,098,277
Nobel Biocare Holding AG	Health Care Equipment & Supplies	895,940	13,335,297
Panalpina Welttransport Holding AG	Air Freight & Logistics	65,860	10,426,503
Vontobel Holding AG	Capital Markets	212,080	7,401,337
			44,261,414
Taiwan 4.3%
D-Link Corp.	Communications Equipment	11,857,000	7,859,021
Giant Manufacturing Co. Ltd.	Leisure Products	2,366,482	18,418,514
Simplo Technology Co. Ltd.	Electronic Equipment, Instruments & Components	3,666,918	22,709,175
Tripod Technology Corp.	Electronic Equipment, Instruments & Components	5,762,000	11,110,259
			60,096,969

ftinstitutional.com		Semiannual Report | 39

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Smaller Companies Series (continued)
	Industry Shares/Units		Value
Common Stocks and Other Equity Interests (continued)
Thailand 1.2%
L.P.N. Development PCL, fgn.	Real Estate Management & Development	12,775,500	$7,994,533
Pruksa Real Estate PCL, fgn.	Real Estate Management & Development	9,858,700	8,889,241
			16,883,774
Turkey 0.1%
Aygaz AS	Gas Utilities	288,704	1,234,267
United Kingdom 8.2%
Bellway PLC	Household Durables	269,700	7,227,257
Berendsen PLC	Commercial Services & Supplies	696,960	11,675,926
Bovis Homes Group PLC	Household Durables	407,880	5,524,387
Debenhams PLC	Multiline Retail	5,841,420	6,842,151
Devro PLC	Food Products	1,708,970	7,274,419
Dignity PLC	Diversified Consumer Services	406,172	9,529,020
Greggs PLC	Food & Staples Retailing	2,090,140	19,170,832
Homeserve PLC	Commercial Services & Supplies	2,080,310	11,462,642
Kingfisher PLC	Specialty Retail	321,310	1,973,874
Laird PLC	Electronic Equipment, Instruments & Components	2,302,240	11,180,566
Man Group PLC	Capital Markets	4,293,191	7,728,527
UBM PLC	Media	586,360	6,677,489
[a]Vectura Group PLC	Pharmaceuticals	3,486,022	7,933,824
			114,200,914
United States 2.7%
iShares MSCI EAFE ETF	Diversified Financial Services	251,000	17,160,870
iShares MSCI EAFE Small-Cap ETF	Diversified Financial Services	397,200	21,019,824
			38,180,694
Total Common Stocks and Other
Equity Interests
(Cost $1,030,882,320)			1,323,288,299
Preferred Stocks (Cost $12,225,987) 0.7%
Germany 0.7%
Draegerwerk AG & Co. KGAA, pfd.	Health Care Equipment & Supplies	95,700	10,289,235
Total Investments before Short Term
Investments (Cost $1,043,108,307)			1,333,577,534

40 | Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Smaller Companies Series (continued)
	Shares/Units	Value
Short Term Investments
(Cost $10,914,054) 0.8%
[e]Investments from Cash Collateral
Received for Loaned Securities
(Cost $10,914,054) 0.8%
Money Market Funds 0.8%
United States 0.8%
[f]BNY Mellon Overnight Government Fund,
0.082%	10,914,054	$10,914,054
Total Investments
(Cost $1,054,022,361) 96.1%		1,344,491,588
Other Assets, less Liabilities 3.9%		54,661,290
Net Assets 100.0%		$1,399,152,878

See Abbreviations on page 62.

aNon-income producing.
bA portion or all of the security is on loan at June 30, 2014. See Note 1(d).
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
dSecurity has been deemed illiquid because it may not be able to be sold within seven days.
eSee Note 1(d) regarding securities on loan.
fThe rate shown is the annualized seven-day yield at period end.

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 41

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
Global Equity Series
	Six Months Ended
	June 30, 2014			Year Ended December 31,
	(unaudited)	2013		2012		2011		2010		2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.53	$9.88		$8.06		$8.70		$8.19		$6.73
Income from investment operations[a]:
Net investment income[b]	0.20 [c]	0.14		0.16		0.14		0.12		0.16
Net realized and unrealized gains (losses)	0.33	2.84		1.82		(0.67)		0.48		1.44
Total from investment operations	0.53	2.98		1.98		(0.53)		0.60		1.60
Less distributions from:
Net investment income	—	(0.13)		(0.16)		(0.11)		(0.09)		(0.14)
Net realized gains	—	(1.20)		—		—		—		—
Total distributions	—	(1.33)		(0.16)		(0.11)		(0.09)		(0.14)
Net asset value, end of period	$12.06	$11.53		$9.88		$8.06		$8.70		$8.19

Total return[d]	4.60%	30.43%		24.63%		(6.10)%		7.32%		23.85%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	0.94%	0.94%		0.94%		0.95%		0.97%		0.99%
Expenses net of waiver and payments by
affiliates	0.94%	0.90	%f	0.81	%f	0.81	%f	0.81	%f	0.81	%f
Net investment income	3.45%[c]	1.26%		1.80%		1.60%		1.46%		2.19%

Supplemental data
Net assets, end of period (000’s)	$478,160	$491,602		$432,585		$371,108		$273,259		$172,785
Portfolio turnover rate	13.90%	42.66%		45.23%		18.64%		42.91%		38.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.09 per share received in the form of special dividends paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.92%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

42 | Semiannual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, June 30, 2014 (unaudited)
Global Equity Series
	Industry	Shares	Value
Common Stocks 93.7%
Australia 1.2%
[a] Qantas Airways Ltd.	Airlines	4,873,032	$5,792,188
Austria 0.0%†
UNIQA Insurance Group AG	Insurance	1,500	19,285
Belgium 0.9%
UCB SA	Pharmaceuticals	48,480	4,104,951
Canada 1.2%
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	223,620	2,365,262
Trican Well Service Ltd.	Energy Equipment & Services	211,700	3,420,311
			5,785,573
China 6.4%
[a] China CNR Corp. Ltd., H	Machinery	2,775,000	1,861,827
China Life Insurance Co. Ltd., H	Insurance	1,398,000	3,661,646
China Mobile Ltd.	Wireless Telecommunication Services	115,500	1,120,658
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	1,539,290	4,448,786
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	4,114,000	2,017,070
CSR Corp. Ltd, H	Machinery	2,733,000	2,055,802
Haier Electronics Group Co. Ltd.	Household Durables	2,651,000	6,943,507
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	1,936,000	3,192,341
Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	2,255,000	4,690,128
Sinopharm Group Co.	Health Care Providers & Services	205,200	569,231
Weichai Power Co. Ltd., H	Machinery	10,000	38,578
			30,599,574
Denmark 0.6%
H. Lundbeck AS	Pharmaceuticals	115,110	2,832,930
France 6.7%
AXA SA	Insurance	64,005	1,529,959
BNP Paribas SA	Banks	103,440	7,018,342
Cie Generale des Etablissements Michelin, B	Auto Components	22,248	2,658,596
Compagnie de Saint-Gobain	Building Products	85,360	4,816,710
Credit Agricole SA	Banks	491,460	6,932,208
Ipsen SA	Pharmaceuticals	87,440	3,953,371
SEB SA	Household Durables	28,250	2,501,112
Technip SA	Energy Equipment & Services	26,380	2,886,113
			32,296,411
Germany 9.9%
Bayer AG	Pharmaceuticals	62,330	8,804,658
Bilfinger Berger AG	Commercial Services & Supplies	47,160	5,377,202
Deutsche Boerse AG	Diversified Financial Services	93,510	7,258,286
Deutsche Lufthansa AG	Airlines	145,960	3,134,195
Gerresheimer AG	Life Sciences Tools & Services	38,720	2,671,405
HeidelbergCement AG	Construction Materials	23,970	2,046,027
Merck KGaA	Pharmaceuticals	59,220	5,140,854
Metro AG	Food & Staples Retailing	91,970	4,008,935
[a] MorphoSys AG	Life Sciences Tools & Services	46,540	4,365,793
Software AG	Software	132,400	4,780,374
			47,587,729

ftinstitutional.com

Semiannual Report | 43

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Global Equity Series (continued)
	Industry	Shares	Value
Common Stocks (continued)
Hong Kong 1.9%
AIA Group Ltd.	Insurance	776,800	$3,908,831
Hutchison Whampoa Ltd.	Industrial Conglomerates	387,000	5,287,861
			9,196,692
India 0.1%
Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance	38,094	628,335
Ireland 0.6%
CRH PLC	Construction Materials	104,460	2,680,808
Israel 1.8%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	160,510	8,413,934
Italy 2.9%
Eni SpA	Oil, Gas & Consumable Fuels	272,394	7,453,138
[a] Sorin SpA	Health Care Equipment & Supplies	438,778	1,288,296
UniCredit SpA	Banks	637,058	5,334,843
			14,076,277
Japan 3.2%
Capcom Co. Ltd.	Software	137,500	2,330,462
Nikon Corp.	Household Durables	76,600	1,206,031
Nissan Motor Co. Ltd.	Automobiles	646,700	6,134,729
Toyota Motor Corp.	Automobiles	91,900	5,519,171
			15,190,393
Netherlands 3.9%
Akzo Nobel NV	Chemicals	58,480	4,384,677
Fugro NV, IDR	Energy Equipment & Services	54,410	3,115,710
[a] QIAGEN NV	Life Sciences Tools & Services	42,000	1,018,049
TNT Express NV	Air Freight & Logistics	1,109,590	10,044,080
			18,562,516
Norway 0.7%
Telenor ASA	Diversified Telecommunication Services	153,630	3,499,733
Portugal 2.1%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	537,770	9,853,689
Russia 2.8%
Mining and Metallurgical Co. Norilsk Nickel OJSC,
ADR	Metals & Mining	465,166	9,214,938
Mobile TeleSystems, ADR	Wireless Telecommunication Services	200,832	3,964,424
			13,179,362
Singapore 1.0%
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	1,484,004	4,583,015
South Korea 2.0%
Hana Financial Group Inc.	Banks	5,000	185,277
POSCO	Metals & Mining	9,670	2,904,822
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	4,838	6,319,996
			9,410,095
Spain 1.3%
Telefonica SA	Diversified Telecommunication Services	359,683	6,166,950

44 | Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Global Equity Series (continued)
	Industry	Shares	Value
Common Stocks (continued)
Sweden 0.3%
Getinge AB, B	Health Care Equipment & Supplies	59,170	$1,555,171
Switzerland 5.1%
ABB Ltd.	Electrical Equipment	246,540	5,676,661
[a] Basilea Pharmaceutica AG	Biotechnology	51,670	6,030,157
Credit Suisse Group AG	Capital Markets	215,311	6,156,945
Nobel Biocare Holding AG	Health Care Equipment & Supplies	87,770	1,306,381
Roche Holding AG	Pharmaceuticals	17,630	5,258,088
			24,428,232
Taiwan 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	890,616	3,771,459
Thailand 0.2%
Bangkok Bank PCL, fgn.	Banks	150,300	894,202
United Kingdom 9.1%
HSBC Holdings PLC	Banks	865,200	8,774,293
Kingfisher PLC	Specialty Retail	1,474,140	9,055,949
Rexam PLC	Containers & Packaging	293,245	2,684,635
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	116,460	5,066,856
Serco Group PLC	Commercial Services & Supplies	489,870	3,063,861
Standard Chartered PLC	Banks	388,740	7,942,630
Tesco PLC	Food & Staples Retailing	358,450	1,743,225
Vodafone Group PLC	Wireless Telecommunication Services	1,544,172	5,152,655
			43,484,104
United States 27.0%
Allegheny Technologies Inc.	Metals & Mining	113,970	5,140,047
American International Group Inc.	Insurance	44,130	2,408,615
Amgen Inc.	Biotechnology	46,120	5,459,224
Applied Materials Inc.	Semiconductors & Semiconductor Equipment	175,850	3,965,418
Baker Hughes Inc.	Energy Equipment & Services	64,790	4,823,616
Chevron Corp.	Oil, Gas & Consumable Fuels	17,730	2,314,652
Citigroup Inc.	Banks	164,260	7,736,646
Comcast Corp., Special A	Media	144,150	7,687,519
CVS Caremark Corp.	Food & Staples Retailing	93,160	7,021,469
Foot Locker Inc.	Specialty Retail	153,880	7,804,794
[a] Forest Laboratories Inc.	Pharmaceuticals	55,200	5,464,800
[a] Gilead Sciences Inc.	Biotechnology	112,310	9,311,622
The Hartford Financial Services Group Inc.	Insurance	64,360	2,304,732
JPMorgan Chase & Co.	Banks	110,970	6,394,091
Macy’s Inc.	Multiline Retail	155,830	9,041,257
Medtronic Inc.	Health Care Equipment & Supplies	93,240	5,944,982
Microsoft Corp.	Software	252,170	10,515,489
Mondelez International Inc., A	Food Products	97,400	3,663,214
[a] Navistar International Corp.	Machinery	57,240	2,145,355
Peabody Energy Corp.	Oil, Gas & Consumable Fuels	45,340	741,309
Stanley Black & Decker Inc.	Machinery	28,730	2,523,069
SunTrust Banks Inc.	Banks	115,680	4,634,141
Voya Financial Inc.	Diversified Financial Services	150,730	5,477,528
Walgreen Co.	Food & Staples Retailing	78,330	5,806,603
[a] Zynga Inc.	Software	322,840	1,036,316
			129,366,508

ftinstitutional.com		Semiannual Report | 45

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Global Equity Series (continued)
	Industry	Shares	Value
Total Common Stocks
(Cost $341,838,507)			$447,960,116
Preferred Stocks 0.8%
Brazil 0.2%
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	78,385	1,225,941
Germany 0.6%
Draegerwerk AG & Co. KGAA, pfd.	Health Care Equipment & Supplies	25,700	2,763,149
Total Preferred Stocks (Cost $4,415,097)			3,989,090
Total Investments before Short Term
Investments (Cost $346,253,604)			451,949,206

	Principal Amount
Short Term Investments (Cost $5,000,000) 1.1%
Time Deposits 1.1%
Canada 1.1%
Royal Bank Of Canada, 0.05%, 7/01/14		$5,000,000	5,000,000
Total Investments
(Cost $351,253,604) 95.6%			456,949,206
Other Assets, less Liabilities 4.4%			21,210,751
Net Assets 100.0%			$478,159,957

See Abbreviations on page 62.

†Rounds to less than 0.1% of net assets.
aNon-income producing.

46 | Semiannual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

	TEMPLETON INSTITUTIONAL FUNDS

Financial Statements

Statements of Assets and Liabilities
June 30, 2014 (unaudited)

	Emerging	Foreign
	Markets Series	Equity Series
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$126,652,265	$4,701,798,547
Cost - Sweep Money Fund (Note 3d)	6,204,939	264,955,217
Total cost of investments	$132,857,204	$4,966,753,764
Value - Unaffiliated issuers	$155,055,265	$6,822,936,859
Value - Sweep Money Fund (Note 3d)	6,204,939	264,955,217
Total value of investments[a]	161,260,204	7,087,892,076
Cash	35,827	1,490,540
Receivables:
Investment securities sold	475,894	35,666,944
Capital shares sold	25,506	7,862,886
Dividends	419,850	24,216,483
Other assets	56,958	42,945
Total assets	162,274,239	7,157,171,874
Liabilities:
Payables:
Investment securities purchased	1,591,929	14,680,051
Capital shares redeemed	6,090,411	14,587,740
Management fees	153,101	4,435,606
Transfer agent fees	3	26,605
Trustees’ fees and expenses	585	1,347
Payable upon return of securities loaned	403,309	—
Deferred tax	10,465	—
Accrued expenses and other liabilities	74,977	542,595
Total liabilities	8,324,780	34,273,944
Net assets, at value	$153,949,459	$7,122,897,930
Net assets consist of:
Paid-in capital	$99,451,328	$4,803,415,003
Undistributed net investment income (distributions in excess of net investment income)	(1,055,518)	153,760,623
Net unrealized appreciation (depreciation)	28,373,787	2,121,527,432
Accumulated net realized gain (loss)	27,179,862	44,194,872
Net assets, at value	$153,949,459	$7,122,897,930
Shares outstanding	20,855,650	—
Net asset value per share	$7.38	—
Primary Shares:
Net assets, at value	—	$7,114,754,931
Shares outstanding	—	302,001,836
Net asset value per share	—	$23.56
Service Shares:
Net assets, at value	—	$8,142,999
Shares outstanding	—	344,936
Net asset value and maximum offering price per share	—	$23.61

[a]The Emerging Markets Series Includes $385,993 of securities loaned.
ftinstitutional.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	|	47

TEMPLETON INSTITUTIONAL FUNDS
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
June 30, 2014 (unaudited)

	Foreign Smaller	Global
	Companies Series	Equity Series
Assets:
Investments in securities:
Cost	$1,054,022,361	$351,253,604
Value[a]	$1,344,491,588	$456,949,206
Cash	67,704,338	5,642,363
Foreign currency, at value (cost $67 and $361,592)	68	362,730
Receivables:
Investment securities sold	2,795,489	23,164,928
Capital shares sold	883,788	45,284
Dividends and interest	3,092,344	1,457,975
Foreign tax	—	14,439
Other assets	594	218
Total assets	1,418,968,209	487,637,143
Liabilities:
Payables:
Investment securities purchased	4,867,894	9,062,882
Capital shares redeemed	1,893,577	23
Management fees	1,082,063	368,592
Transfer agent fees	569	39
Trustees’ fees and expenses	—	233
Payable upon return of securities loaned	10,914,054	—
Deferred tax	912,267	—
Accrued expenses and other liabilities	144,907	45,417
Total liabilities	19,815,331	9,477,186
Net assets, at value	$1,399,152,878	$478,159,957
Net assets consist of:
Paid-in capital	$1,098,471,223	$322,928,078
Undistributed net investment income	2,286,595	9,180,355
Net unrealized appreciation (depreciation)	289,577,809	105,679,415
Accumulated net realized gain (loss)	8,817,251	40,372,109
Net assets, at value	$1,399,152,878	$478,159,957
Shares outstanding	60,373,828	39,656,904
Net asset value per share	$23.17	$12.06

aThe Foreign Smaller Companies Series includes $10,385,448 of securities loaned.

48 | Semiannual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
FINANCIAL STATEMENTS

Statements of Operations
for the six months ended June 30, 2014 (unaudited)

	Emerging	Foreign
	Markets Series	Equity Series
Investment income:
Dividends[a]	$2,963,932	$220,521,131
Income from securities loaned	8,177	24,757
Total investment income	2,972,109	220,545,888
Expenses:
Management fees (Note 3a)	883,904	24,289,042
Administrative fees (Note 3b)	43,392	1,885,642
Transfer agent fees (Note 3c)	857	17,372
Sub-transfer agent fees - Service Shares (Note 3c)	—	5,861
Custodian fees (Note 4)	54,129	473,792
Reports to shareholders	3,005	31,776
Registration and filing fees	11,388	61,099
Professional fees	35,270	76,114
Trustees’ fees and expenses	2,721	89,884
Other	6,755	57,146
Total expenses	1,041,421	26,987,728
Expenses waived/paid by affiliates (Note 3d)	(1,647)	(103,224)
Net expenses	1,039,774	26,884,504
Net investment income	1,932,335	193,661,384
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	26,690,358	75,954,201
Foreign currency transactions	5,991	38,162
Net realized gain (loss)	26,696,349	75,992,363
Net change in unrealized appreciation (depreciation) on:
Investments	(27,268,517)	(16,738,620)
Translation of other assets and liabilities denominated in foreign currencies	(11,511)	12,556
Change in deferred taxes on unrealized appreciation	19,146	—
Net change in unrealized appreciation (depreciation)	(27,260,882)	(16,726,064)
Net realized and unrealized gain (loss)	(564,533)	59,266,299
Net increase (decrease) in net assets resulting from operations	$1,367,802	$252,927,683

aForeign taxes withheld on dividends $ 171,643 $ 15,983,391

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 49

TEMPLETON INSTITUTIONAL FUNDS
FINANCIAL STATEMENTS

Statements of Operations (continued)
for the six months ended June 30, 2014 (unaudited)

	Foreign Smaller	Global
	Companies Series	Equity Series
Investment income:
Dividends[a]	$16,052,555	$10,681,665
Interest	1,029	3,490
Income from securities loaned	354,603	2,560
Total investment income	16,408,187	10,687,715
Expenses:
Management fees (Note 3a)	6,215,958	2,190,475
Transfer agent fees (Note 3c)	3,486	411
Custodian fees (Note 4)	130,988	25,040
Reports to shareholders	9,287	2,482
Registration and filing fees	41,901	14,953
Professional fees	33,369	30,038
Trustees’ fees and expenses	12,230	6,531
Other	19,569	15,240
Total expenses	6,466,788	2,285,170
Net investment income	9,941,399	8,402,545
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	11,916,518	33,077,698
Foreign currency transactions	559,481	(87,135)
Net realized gain (loss)	12,475,999	32,990,563
Net change in unrealized appreciation (depreciation) on:
Investments	51,486,939	(19,596,416)
Translation of other assets and liabilities denominated in foreign currencies	39,647	(21,314)
Change in deferred taxes on unrealized appreciation	(683,245)	—
Net change in unrealized appreciation (depreciation)	50,843,341	(19,617,730)
Net realized and unrealized gain (loss)	63,319,340	13,372,833
Net increase (decrease) in net assets resulting from operations	$73,260,739	$21,775,378

aForeign taxes withheld on dividends $ 1,803,021 $ 758,074

50 | Semiannual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

		TEMPLETON INSTITUTIONAL FUNDS
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Emerging Markets Series		Foreign Equity Series
	Six Months Ended,	Year Ended	Six Months Ended,	Year Ended
	June 30, 2014	December 31,	June 30, 2014	December 31,
	(unaudited)	2013	(unaudited)	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$1,932,335	$2,297,046	$193,661,384	$132,297,359
Net realized gain (loss) from investments and
foreign currency transactions	26,696,349	51,510,286	75,992,363	99,379,752
Net change in unrealized appreciation
(depreciation) on investments, translation of other
assets and liabilities denominated in foreign
currencies and deferred taxes	(27,260,882)	(50,449,769)	(16,726,064)	890,001,098
Net increase (decrease) in net assets resulting
from operations	1,367,802	3,357,563	252,927,683	1,121,678,209
Distributions to shareholders from:
Net investment income	—	(2,298,803)	—	—
Net realized gains	—	(54,320,473)	—	—
Net investment income:
Primary Shares	—	—	—	(129,039,719)
Service Shares	—	—	—	(129,491)
Net realized gains:
Primary Shares	—	—	—	(72,776,168)
Service Shares	—	—	—	(81,667)
Total distributions to shareholders	—	(56,619,276)	—	(202,027,045)
Capital share transactions: (Note 2)	(12,633,917)	(30,712,603)	—	—
Primary Shares	—	—	46,190,645	78,493,116
Service Shares	—	—	154,564	(14,662,257)
Total capital share transactions	(12,633,917)	(30,712,603)	46,345,209	63,830,859
Net increase (decrease) in net assets	(11,266,115)	(83,974,316)	299,272,892	983,482,023
Net assets:
Beginning of period	165,215,574	249,189,890	6,823,625,038	5,840,143,015
End of period	$153,949,459	$165,215,574	$7,122,897,930	$6,823,625,038
Undistributed net investment income (distributions in
excess of net investment income) included in
net assets:
End of period	$(1,055,518)	$(2,987,853)	$153,760,623	$(39,900,761)

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 51

TEMPLETON INSTITUTIONAL FUNDS
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Foreign Smaller Companies Series		Global Equity Series
	Six Months Ended,	Year Ended	Six Months Ended,	Year Ended
	June 30, 2014	December 31,	June 30, 2014	December 31,
	(unaudited)	2013	(unaudited)	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$9,941,399	$10,034,980	$8,402,545	$5,727,232
Net realized gain (loss) from investments and
foreign currency transactions	12,475,999	379,128	32,990,563	50,944,206
Net change in unrealized appreciation
(depreciation) on investments, translation of other
assets and liabilities denominated in foreign
currencies and deferred taxes	50,843,341	160,291,999	(19,617,730)	65,236,359
Net increase (decrease) in net assets resulting
from operations	73,260,739	170,706,107	21,775,378	121,907,797
Distributions to shareholders from:
Net investment income	—	(16,339,281)	—	(4,798,439)
Net realized gains	—	(5,929,401)	—	(46,261,959)
Total distributions to shareholders	—	(22,268,682)	—	(51,060,398)
Capital share transactions (Note 2)	73,095,106	608,759,234	(35,217,747)	(11,829,879)
Net increase (decrease) in net assets	146,355,845	757,196,659	(13,442,369)	59,017,520
Net assets:
Beginning of period	1,252,797,033	495,600,374	491,602,326	432,584,806
End of period	$1,399,152,878	$1,252,797,033	$478,159,957	$491,602,326
Undistributed net investment income (distributions in
excess of net investment income) included in net
assets:
End of period	$2,286,595	$(7,654,804)	$9,180,355	$777,810

52 | Semiannual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of four separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Foreign Equity Series offers Primary and Service Shares. Each class of shares differs by its transfer agent fees and voting rights on matters affecting a single class.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Time deposits are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur

ftinstitutional.com

Semiannual Report | 53

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translations

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

Certain funds invest in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

Certain funds participate in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund

54 | Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

as indicated on the Statements of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

ftinstitutional.com

Semiannual Report | 55

TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

			Emerging Markets Series
			Shares	Amount
Six Months ended June 30, 2014
Shares sold			1,458,494	$10,393,950
Shares redeemed			(3,217,569)	(23,027,867)
Net increase (decrease)			(1,759,075)	$(12,633,917)
Year ended December 31, 2013
Shares sold			7,112,098	$72,744,698
Shares issued in reinvestment of distributions			7,354,142	53,860,469
Shares redeemed			(15,616,882)	(157,317,770)
Net increase (decrease)			(1,150,642)	$(30,712,603)

			Foreign Equity Series
			Shares	Amount

Primary Shares:
Six Months ended June 30, 2014
Shares sold			27,408,834	$627,721,931
Shares redeemed			(25,350,052)	(581,531,286)
Net increase (decrease)			2,058,782	$46,190,645
Year ended December 31, 2013
Shares sold			48,678,296	$1,022,438,612
Shares issued in reinvestment of distributions			7,778,941	173,854,205
Shares redeemed			(53,419,945)	(1,117,799,701)
Net increase (decrease)			3,037,292	$78,493,116
Service Shares:
Six Months ended June 30, 2014
Shares sold			33,205	$761,803
Shares redeemed			(26,404)	(607,239)
Net increase (decrease)			6,801	$154,564
Year ended December 31, 2013
Shares sold			218,188	$4,471,132
Shares issued in reinvestment of distributions			9,464	211,158
Shares redeemed			(890,627)	(19,344,547)
Net increase (decrease)			(662,975)	$14,662,257)

	Foreign Smaller Companies Series		Global Equity Series
	Shares	Amount	Shares	Amount
Six Months ended June 30, 2014
Shares sold	6,179,502	$136,774,422	2,752,284	$32,494,231
Shares redeemed	(2,849,419)	(63,679,316)	(5,719,209)	(67,711,978)
Net increase (decrease)	3,330,083	$73,095,106	(2,966,925)	$(35,217,747)
Year ended December 31, 2013
Shares sold	34,087,861	$691,686,372	3,751,230	$39,523,345
Shares issued in reinvestment of distributions	866,707	18,491,310	4,482,858	50,978,101
Shares redeemed	(4,971,100)	(101,418,448)	(9,384,374)	(102,331,325)
Net increase (decrease)	29,983,468	$608,759,234	(1,150,286)	$(11,829,879)

56 | Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Emerging Markets Series pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.175%	Up to and including $1 billion
1.125%	Over $1 billion, up to and including $5 billion
1.075%	Over $5 billion, up to and including $10 billion
1.025%	Over $10 billion, up to and including $15 billion
0.975%	Over $15 billion, up to and including $20 billion
0.925%	In excess of $20 billion

Effective May 1, 2014, the Emerging Markets Series combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2014, the Emerging Market Series fund paid an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

ftinstitutional.com Semiannual Report | 57

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)
The Foreign Equity Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.775%	Up to and including $1 billion
0.755%	Over $1 billion, up to and including $5 billion
0.735%	Over $5 billion, up to and including $10 billion
0.715%	Over $10 billion, up to and including $15 billion
0.695%	Over $15 billion, up to and including $20 billion
0.675%	In excess of $20 billion

Effective May 1, 2014, the Foreign Equity Series combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2014, the Foreign Equity Series paid an investment management fee to TIC based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.700%	Up to and including $1 billion
0.680%	Over $1 billion, up to and including $5 billion
0.660%	Over $5 billion, up to and including $10 billion
0.640%	Over $10 billion, up to and including $15 billion
0.620%	Over $15 billion, up to and including $20 billion
0.600%	In excess of $20 billion

The Foreign Smaller Companies Series pays an investment management fee to TIC based on the average daily net assets of the
Fund as follows:
Annualized Fee Rate	Net Assets
0.950%	Up to and including $1 billion
0.930%	Over $1 billion, up to and including $5 billion
0.910%	Over $5 billion, up to and including $10 billion
0.890%	Over $10 billion, up to and including $15 billion
0.870%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

The Global Equity Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.900%	Up to and including $1 billion
0.880%	Over $1 billion, up to and including $ 5 billion
0.860%	Over $5 billion, up to and including $10 billion
0.840%	Over $10 billion, up to and including $15 billion
0.820%	Over $15 billion, up to and including $ 20 billion
0.800%	In excess of $20 billion

58 | Semiannual Report ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

b. Administrative Fees

Effective May 1, 2014, under an agreement with TAML and TIC, FT Services provides administrative services to the Emerging Markets Series and the Foreign Equity Series. The fee is paid by TAML and TIC based on the average daily net assets, and is not an additional expense of the Funds.

Prior to May 1, 2014, the Emerging Markets Series and the Foreign Equity Series each paid their allocated share of an administrative fee to FT Services based on the aggregate average net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

Under an agreement with TIC, FT Services provides administrative services to the Foreign Smaller Companies Series and the Global Equity Series. The fee is paid by TIC based on the average daily net assets, and is not an additional expense of the Funds.

c. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended June 30, 2014, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Emerging Markets	Foreign Equity	Foreign Smaller	Global Equity
	Series	Series	Companies Series	Series

Transfer agent fees	$899	$15,251	$3,046	$309

Foreign Equity Series’ Services shares may pay up to 0.15% of average daily net assets for sub-transfer agency fees as noted in the Statements of Operations.

d. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Emerging Market Series and Foreign Equity Series invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Funds are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund, as noted on the Statements of Operations. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangements

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended June 30, 2014, there were no credits earned.

ftinstitutional.com

Semiannual Report | 59

TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Income Taxes

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year.

At December 31, 2013, the deferred post-October capital losses were as follows:

Emerging Markets	Foreign Equity	Foreign Smaller
Series	Series	Companies Series

$1,299,744	$31,541,352	$3,313,794

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Emerging Markets	Foreign Equity	Foreign Smaller	Global Equity
	Series	Series	Companies Series	Series
Cost of investments	$136,956,792	$5,027,182,797	$1,062,805,479	$351,313,915

Unrealized appreciation	$26,573,906	$2,298,475,505	$319,746,638	$114,235,561
Unrealized depreciation	(2,270,494)	(237,766,226)	(38,060,529)	(8,600,270)
Net unrealized appreciation (depreciation)	$24,303,412	$2,060,709,279	$281,686,109	$105,635,291

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares, foreign capital gains tax, corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2014, were as follows:

	Emerging Markets	Foreign Equity	Foreign Smaller	Global Equity
	Series	Series	Companies Series	Series
Purchases	$88,408,462	$610,833,620	$222,644,341	$65,227,780
Sales	$98,871,208	$484,418,368	$139,340,890	$106,237,658

7. Shareholder Concentrations

The Emerging Markets Series has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund. At June 30, 2014, the Emerging Markets Series had five unaffiliated shareholders, one holding 23%, the remaining holding 15%, 13%, 13%, and 8% of the fund’s outstanding shares.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

60 | Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the period ended June 30, 2014, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical financial instruments

• Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2014, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Emerging Markets Series
Assets:
Investments in Securities:
Equity Investments:[a]
Russia	$6,336,891	$6,586,118	$—	$12,923,009
All Other Equity Investments[b]	140,727,565	—	—	140,727,565
Participatory Notes	—	1,001,382	—	1,001,382
Short Term Investments	6,204,939	403,309	—	6,608,248
Total Investments in Securities	$153,269,395	$7,990,809	$—	$161,260,204

ftinstitutional.com Semiannual Report | 61

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Fair Value Measurements (continued)
	Level 1	Level 2		Level 3	Total
Foreign Equity Series
Assets:
Investments in Securities:
Equity Investments:[a,b]	$6,822,936,859	$—		$—	$6,822,936,859
Short Term Investments	264,955,217	—		—	264,955,217
Total Investments in Securities	$7,087,892,076	$—		$—	$7,087,892,076
Foreign Smaller Companies Series
Assets:
Investments in Securities:
Equity Investments:[a,b]	$1,333,577,534	$—	$	—[c]	$1,333,577,534
Short Term Investments	—	10,914,054		—	10,914,054
Total Investments in Securities	$1,333,577,534	$10,914,054		$—	$1,344,491,588
Global Equity Series
Assets:
Investments in Securities:
Equity Investments:[a,b]	$451,949,206	$—		$—	$451,949,206
Short Term Investments	—	5,000,000		—	5,000,000
Total Investments in Securities	$451,949,206	$5,000,000		$—	$456,949,206

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cInculdes securities determined to have no value at June 30, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

12. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Currency		Selected Portfolio

CHF	Swiss Franc	ADR	American Depositary Receipt
USD	United States Dollar	GDR	Global Depositary Receipt
		IDR	International Depositary Receipt
		SDR	Swedish Depositary Receipt

62 | Semiannual Report ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate series comprising Templeton Institutional Funds (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENTAND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website.

ftinstitutional.com

Semiannual Report | 63

TEMPLETON INSTITUTIONAL FUNDS

SHAREHOLDER INFORMATION

Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with its Lipper selected performance universe during 2013, and for the previous 10 years ended December 31, 2013, for those Funds that had been in existence for such length of time and for lesser periods for other Funds depending on when their operations commenced. The following summarizes the performance results for each Fund.

Emerging Markets Series - The Lipper performance universe for this Fund consisted of all retail and institutional emerging markets funds as designated by Lipper. The Lipper report showed the Fund’s 2013 total return to be in the second-highest performing quintile of the Lipper performance universe, and its total return on an annualized basis to be in the highest performing quintile of such universe for each of the previous three- and five-year periods, and to be in the middle performing quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s overall comparative performance as set forth in the Lipper report.

Foreign Equity Series - The Lipper performance universe for this Fund consisted of all retail and institutional international large-value funds as designated by Lipper. The Lipper report showed the Fund’s total return for 2013 to be in the second-lowest performing quintile of such performance universe and its total return on an annualized basis to be in the second-highest performing quintile of such universe for each of the previous three- and five-year periods, and the highest performing quintile of such universe for the previous 10-year period. The Board found the Fund’s overall comparative performance as set forth in the Lipper report to be acceptable, noting that its 2013 total return as set forth in such report exceeded 19.5%.

Foreign Smaller Companies Series - The Lipper performance universe for this Fund consisted of all retail and institutional international small/mid-cap growth funds as designated by Lipper. The Lipper report showed the Fund’s total return for 2013 to be in the lowest performing quintile of its performance universe, and its total return on an annualized basis to be in the second-highest performing quintile of such universe during the previous three-year period, and to be in the highest performing quintile during each of the previous five- and 10-year periods. The Board found the Fund’s overall comparative performance as shown in the Lipper report to be satisfactory, noting that its 2013 total return as set forth in such report exceeded 22%.

Global Equity Series - The Lipper performance universe for this Fund consisted of all retail and institutional global multi-cap value funds. The Fund has been in operation for only five years and the Lipper report showed the Fund’s total return in 2013 to be in the second-highest performing quintile of such universe and its total return on an annualized basis to be in the highest performing quintile of such universe during the previous three-year period, and the second-highest performing quintile for the previous five-year period. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management

64 | Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

SHAREHOLDER INFORMATION

fee analysis includes administrative fees as being part of a management fee. The Lipper report for Emerging Markets Series showed the Fund’s contractual investment management fee rate to be approximately eight basis points above the median for its Lipper expense group, but its actual total expense ratio to be below the median for such expense group. The Lipper report for Global Equity Series showed the Fund’s contractual investment management fee rate to be within eight basis points of the median of its Lipper expense group and its actual total expense ratio to be below the median of such expense group. The Lipper report for Foreign Smaller Companies Series showed its contractual investment management fee rate to be at the median of its Lipper expense group and its actual total expense ratio to be below the median of such group. The Board was satisfied with the comparative expenses of these Funds as shown in the Lipper report, noting in each case that expenses had been previously subsidized by management fee waivers that expired May 1, 2013. The Lipper report for Foreign Equity Series showed both its contractual investment management fee and its actual total expense ratio to be below the median of its Lipper expense group. The Board was satisfied with the comparative expenses of this Fund as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The schedule of management fees for each of the Funds provides breakpoints that go beyond their existing asset sizes, and the Board believes such schedules provide a sharing of benefits to each Fund and its shareholders to the extent economies of scale may be realized by the Manager and its affiliates. At December 31, 2013, the assets of Global Equity Series and Emerging Markets Series were each less than $490 million and the Board questioned, however, whether economies of scale existed at such levels. The Board also noted that Foreign Smaller Companies Series had been closed to new investors as of December 10, 2013.

ftinstitutional.com

Semiannual Report | 65

TEMPLETON INSTITUTIONAL FUNDS

SHAREHOLDER INFORMATION

In addition to the investment advisory services furnished under the investment management agreements, administrative services are provided Emerging Market Series and Foreign Equity Series under separate agreements providing a fee beginning at 0.15% on assets up to $200 million and declining to 0.075% on assets in excess of $1.2 billion. At the February 25, 2014, Board meeting, the Board eliminated the separate agreements and approved a new form of investment management agreement for these Funds covering both investment management and administrative services for a combined fee, assuming the lowest possible administrative fee rate of 0.075%. In approving the new form of investment management agreement, the Board took into account that the types of services would be the same as provided under the previous separate agreements and that its aggregate fee, including breakpoints, would be less than that charged under the previous separate agreements, and noted that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee.

Proxy Voting Policies and Procedures

The Funds’ investment managers have established Proxy Voting Policies and Procedures (Policies) that the Funds use to determine how to vote proxies relating to portfolio securities.

Shareholders may view the Funds’ complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Funds’ proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Funds file a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

66 | Semiannual Report

ftinstitutional.com

This page intentionally left blank.

This page intentionally left blank.

Semiannual Report
Templeton Institutional Funds

Investment Managers
Templeton Asset Management Ltd.
Templeton Investment Counsel, LLC

Distributor
Franklin Templeton Distributors, Inc.

Shareholder Services
(800) 321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved. ZTIF S 08/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.  N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS

By   /s/LAURA F. FERGERSON

     Laura F. Fergerson

     Chief Executive Officer –

     Finance and Administration

Date  August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/LAURA F. FERGERSON

     Laura F. Fergerson

     Chief Executive Officer –

     Finance and Administration

Date  August 27, 2014

By   /s/MARK H. OTANI

      Mark H. Otani

Chief Financial Officer and

      Chief Accounting Officer

Date  August 27, 2014